              As filed with the Securities and Exchange Commission
                                on January   , 2004

                                                       Registration No. 811-3981
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     / / Pre-Effective Amendment No.   / / Post-Effective Amendment No. __

                       DRYDEN GOVERNMENT SECURITIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.01 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                       DRYDEN GOVERNMENT SECURITIES TRUST
                       U.S. TREASURY MONEY MARKET SERIES

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------

                           IMPORTANT PROXY MATERIALS
                        -------------------------------

                                PLEASE VOTE NOW
                        -------------------------------

                                                               February   , 2004

Dear Shareholder

    I am writing to ask you to vote on an important proposal whereby the assets of U.S. Treasury Money Market Series (Treasury Series) would be acquired by Money Market Series. Treasury Series and Money Market Series are both series of Dryden Government Securities Trust (Government Securities Trust). A shareholder meeting for Treasury Series is scheduled for March 19, 2004. Only shareholders of Treasury Series will vote on the acquisition of Treasury Series' assets by Money Market Series.

    This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of Government Securities Trust has reviewed the proposal and recommended that it be presented to shareholders of Treasury Series for their consideration. Although the Trustees have determined that the proposal is in the best interests of shareholders, the final decision is up to you.

    If approved, the proposed transaction would give you the opportunity to participate in a fund with similar investment policies. In addition, approval of the proposed transaction will reduce the amount of an expected increase in the expenses borne by shareholders of Treasury Series caused by the large-scale redemption of shares of Treasury Series held by Wachovia Securities LLC (Wachovia) for brokerage customers.

    To help you understand the proposal, we are including a "Q and A" section that answers common questions about the proposed transaction. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:

    - BY MAIL. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Votes must be received prior to March 19, 2004.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on March 18, 2004.

    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 4 p.m. on March 18, 2004.

    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases shall be made in shares of Money Market Series if the proposed transaction is approved.

    Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

    Prudential Mutual Fund Services LLC
    Attn: Account Services
    2101 Welsh Road
    Dresher, PA 19025

    If you have any questions before you vote, please call us at 1-866-253-3961. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement and prospectus for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

Q&A: QUESTIONS AND ANSWERS

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    Shareholders of Treasury Series are being asked to approve a transaction between Treasury Series and Money Market Series. When we refer to the "transaction," we mean the transfer of all of the assets of Treasury Series to, and the assumption of all of its liabilities by, Money Market Series, in exchange for shares of Money Market Series, and the subsequent cancellation of shares of Treasury Series.

WHAT IS THE REASON FOR THIS TRANSACTION?

    Historically, most assets invested in Treasury Series and some assets invested in Money Market Series were "sweep" cash assets maintained in customer brokerage accounts offered by Prudential Securities Incorporated (PSI). Last year, PSI was effectively acquired by Wachovia Securities LLC (Wachovia), and PSI became a division of Wachovia. Effective as of November 10, 2003, Wachovia decided that it would no longer offer Treasury Series and Money Market Series as investment options for sweep cash assets maintained in former PSI customer brokerage accounts, and instead sweep assets would be deposited into bank accounts offered through Wachovia. Pursuant to this process, all new cash assets that are deposited into Wachovia brokerage accounts will be deposited into the bank accounts. Existing cash assets maintained in the brokerage accounts that are presently invested in Treasury Series and Money Market Series will be transferred and deposited in the bank accounts in a gradual process over the next several months, as Wachovia brokerage customers redeem Treasury Series and Money Market Series shares.

    Because the majority of the assets invested in Treasury Series are sweep assets, the decision by Wachovia to discontinue offering Treasury Series as an investment option is expected to result in a significant increase in the expenses of Treasury Series, due to the anticipated decrease in the assets of Treasury Series. The decision by Wachovia to discontinue offering Money Market Series as an investment option is also expected to result in an increase in the expenses of Money Market Series; however, because the amount of sweep assets invested in Money Market Series relative to total assets is considerably smaller than the amount of sweep assets invested in Treasury Series, the increase in operating expenses resulting from the redemption of sweep assets from Money Market Series is not expected to be as great as the increase in operating expenses resulting from the redemption of sweep assets from Treasury Series.

    If approved, the transaction will reduce the amount of the anticipated increase in fund expenses resulting from Wachovia's discontinuance of its offering of Treasury Series as a sweep option, but even if the transaction is approved, the expenses borne by the remaining shareholders of Treasury Series as shareholders of Money Market Series will still be higher than current fund expense levels.

DO TREASURY SERIES AND MONEY MARKET SERIES HAVE SIMILAR INVESTMENT POLICIES?

    Yes. The investment objectives and policies of Treasury Series and Money Market Series (each, a Series) are similar. Both Treasury Series and Money Market Series are money market funds. Money market funds hold high-quality short-term debt obligations. The investment objectives of Treasury Series and Money Market Series are substantially identical. The investment objective of Treasury Series is high current income consistent with the preservation of principal and liquidity. The investment objective of Money Market Series is high current income, preservation of capital and maintenance of liquidity. To achieve its objective, Treasury Series invests exclusively in U.S. Treasury obligations that mature in 13 months or less. To achieve its objective, Money Market Series invests, under normal circumstances, at least 80% of its investable assets in U.S. Government securities.

    After the proposed transaction is consummated, it is expected that the combined fund will be managed according to the investment objective and policies of Money Market Series.

WHO ARE THE MANAGERS FOR THESE SERIES?

    Prudential Investments LLC (PI) currently provides investment advisory services for each of the Series. Prudential Investment Management, Inc. (PIM) is the subadviser for each Series. PIM is an affiliate of PI.

    The Money Markets Team of PIM, headed by Joseph Tully, is responsible for overseeing the day-to-day management of each Series.

HOW DO THE EXPENSE STRUCTURES OF THE SERIES COMPARE?

    Treasury Series has two classes of stock outstanding: Class A shares and Class Z shares (Treasury Series is also authorized to issue Class S shares, but no Class S shares are outstanding). Money Market Series has two classes of stock outstanding: Class A shares and Class Z shares. The following table compares the expenses incurred by Class A shares and Class Z shares of stock for each of the two Series.

TREASURY SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
AS OF NOVEMBER 30, 2003

                                                              CLASS A    CLASS Z
                                                              --------   --------
Management fees.............................................     .40%       .40%
+ Distribution and service (12b-1) fees.....................    .125%      None
+ Other expenses............................................     .10%       .10%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................     .63%       .50%

MONEY MARKET SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
AS OF NOVEMBER 30, 2003

                                                              CLASS A    CLASS Z
                                                              --------   --------
Management fees.............................................     .40%       .40%
+ Distribution and service (12b-1) fees.....................    .125%      None
+ Other expenses............................................    .335%       .34%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................     .86%       .74%

HOW DOES THE PERFORMANCE OF EACH SERIES COMPARE?

    Each Series has experienced substantially similar performance over the past five years. The table below compares the annual returns of the Class A shares of each Series over the past five calendar years:

CALENDAR YEAR                                       SERIES       ANNUAL RETURNS
-------------                                    -------------   --------------
2002                                             Treasury             1.25%
                                                 Money Market         1.13%
2001                                             Treasury             3.57%
                                                 Money Market         3.58%
2000                                             Treasury             5.38%
                                                 Money Market         5.53%
1999                                             Treasury             4.25%
                                                 Money Market         4.36%
1998                                             Treasury             4.61%
                                                 Money Market         4.82%

    For more performance information, please see pages 11 and 12 of the proxy statement and prospectus.

IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.

WHAT WILL BE THE ANTICIPATED SIZE OF MONEY MARKET SERIES AFTER THE TRANSACTION?

    If the proposal is approved, based on information available as of November 30, 2003, Money Market Series is anticipated to have approximately $441 million in assets, which includes the anticipated redemption of customer brokerage "sweep" assets by Wachovia.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF MONEY MARKET SERIES THAT I WILL
  RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders will receive the number of full and fractional Class A and Class Z shares of Money Market Series that is equal in value to the net asset value of their Class A or Class Z shares of Treasury Series, as applicable, on that date. The transaction is anticipated to occur as soon as practicable following shareholder approval.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?

    If we do not receive sufficient votes to hold the Meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Meeting (March 19, 2004), the Meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

    Yes. The Board of Trustees of Government Securities Trust has approved the proposal and recommends that you vote for the proposal.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

    If shareholders of Treasury Series do not approve the proposal, or if the transaction is not completed, they will continue to be shareholders of Treasury Series and the Board of Trustees will consider other possible courses of action, including resubmitting the proposal to shareholders, or liquidating Treasury Series.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of Treasury Series on the record date. The record date is December 19, 2003.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-866-253-3961.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                       DRYDEN GOVERNMENT SECURITIES TRUST
                       U.S. TREASURY MONEY MARKET SERIES
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our shareholders:

    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of U.S. Treasury Money Market Series (Treasury Series), a series of Dryden Government Securities Trust (Government Securities Trust), will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on March 19, 2004, at 11:00 a.m. Eastern Standard Time, for the following purposes:

    1. To approve a Plan of Reorganization under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, which is also a series of Government Securities Trust. In connection with this proposed transfer, each whole and fractional share of each class of Treasury Series shall be exchanged for whole and fractional shares of equal net asset value of the same class of Money Market Series and outstanding shares of Treasury Series will be cancelled.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Trustees of Government Securities Trust, on behalf of Treasury Series, has fixed the close of business on December 19, 2003 as the record date for the determination of the shareholders of Treasury Series entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

                                          [SIGNATURE]

                                          Jonathan D. Shain
                                          SECRETARY

Dated: February   , 2004

 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF TRUSTEES OF RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                       U.S. TREASURY MONEY MARKET SERIES
                 A SERIES OF DRYDEN GOVERNMENT SECURITIES TRUST
                                   PROSPECTUS
                                      AND

                              MONEY MARKET SERIES
                 A SERIES OF DRYDEN GOVERNMENT SECURITIES TRUST
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------

                               FEBRUARY   , 2004
                            ------------------------

    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of U.S. Treasury Money Market Series (Treasury Series), a series of Dryden Government Securities Trust (Government Securities Trust), in connection with the solicitation of proxies by the Board of Trustees of Government Securities Trust for use at the Special Meeting of Shareholders of Treasury Series, and at any adjournments of the meeting (the Meeting). The Meeting will be held on March 19, 2004 at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is for shareholders of Treasury Series to vote on a Plan of Reorganization under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, which is also a series of Government Securities Trust, in exchange for shares of Money Market Series, and the subsequent cancellation of shares of Treasury Series. The Plan of Reorganization is referred to as the Plan. If the transaction is approved, each whole and fractional share of each class of Treasury Series shall be exchanged for whole and fractional shares of equal net asset value of the same class of Money Market Series as soon as practicable following the Meeting (the Effective Time) and Treasury Series will be liquidated and Money Market Series will be the surviving fund.

    Treasury Series is a diversified series of Dryden Government Securities Trust, which is a diversified fund registered as an open-end management investment company and formed as a Massachusetts business trust. Treasury Series' investment objective is high current income consistent with the preservation of principal and liquidity. Money Market Series is also a diversified series of Dryden Government Securities Trust. The investment objective of Money Market Series is high current income, preservation of capital and maintenance of liquidity.

    IF THE SHAREHOLDERS OF TREASURY SERIES APPROVE THE TRANSACTION, THE SHAREHOLDERS OF TREASURY SERIES WILL BECOME SHAREHOLDERS OF MONEY MARKET SERIES.

    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the transaction and Money Market Series that shareholders of Treasury Series should know before voting on the proposed
transaction. A Statement of Additional Information dated February   , 2004,
which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference and is available upon request and without charge. This Proxy Statement is accompanied by the Prospectus, dated January 31, 2003, as supplemented to date, which offers shares of Money Market Series. The Statement of Additional Information for Money Market Series, dated January 31, 2003, as supplemented to date, is available upon request. Enclosed with this Proxy Statement is the Annual Report of Money Market Series, dated November 30, 2002, and the Semi-Annual Report, dated May 31, 2003, which are incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for Money Market Series have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Treasury Series, both dated January 31, 2003, the Annual Report of Treasury Series dated November 30, 2002 and the Semi-Annual Report of Treasury Series dated May 31, 2003, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED MONEY MARKET SERIES' SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF
    DRYDEN GOVERNMENT SECURITIES TRUST -- U.S. TREASURY MONEY MARKET SERIES
                   TO BE HELD ON MARCH 19, 2004 AT 11:00 A.M.

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Dryden Government Securities Trust (Government Securities Trust) on behalf of U.S. Treasury Money Market Series (Treasury Series) to be used at a Special Meeting (the Meeting) of the shareholders of Treasury Series, to be held on March 19, 2004, at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is described in the accompanying Notice of Special Meeting of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card
on or about February   , 2004. Supplementary solicitations may be made by mail,
telephone, facsimile, electronic means or by personal interview by representatives of Treasury Series. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Treasury Series. The costs of retaining Georgeson Shareholder Communications Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne pro rata by each Series. The anticipated cost of the solicitation, including the expenses incurred in connection with preparing this Proxy Statement and its enclosures, is
approximately $                        .

    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Treasury Series, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly completed and received by Treasury Series prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted FOR the proposal.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business but, because the proposal requires approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) of Treasury Series, will have the effect of a vote AGAINST the proposal.

    Treasury Series also may arrange to have votes recorded by telephone. If Treasury Series takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder. To vote via the Internet, shareholders should have their proxy card available and go to the web site: www.proxyvote.com and enter the 12-digit control number appearing on the proxy card. Shareholders should then follow the instructions found on the web site. Proxies given by internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of 40% or more of the shares entitled to vote on matters for Treasury Series constitutes a quorum for Treasury Series. An adjournment of the Meeting will require the affirmative vote of a majority of shares of Treasury Series present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

    Shareholders of record at the close of business on December 19, 2003 (the Record Date) of Treasury Series will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of Treasury Series held on that date (fractional shares will be entitled to a proportionate
fractional vote). On the Record Date, there were    shares issued and
outstanding, including    Class A shares and    Class Z shares of Treasury
Series.

    The following shareholders held 5% or more of any class of shares of Treasury Series on December 19, 2003:

              NAME                          ADDRESS             CLASS         SHARES/%
              ----                          -------            --------   ----------------
James W Gill Jr and                P O Box 1331                   A         39,565/8.1%
Joanne G Gill JT WROS              Keystone Heights FL 32656

Wilson C Swigart,                  1860 Saddle Hill Rd S          A         56,937/11.6%
Stephen B Swigart &                Dunedin FL 34698
Betty C Hornbrook
CO-TTEES M J Swigart Trust UA DTD
06/28/85

Wachovia Securities                4 Salt Meadow Court            A         33,655/6.9%
Vera Esposito                      Bayport NY 11705
IRA DTD 09/09/86

Prudential Trust Company           216 Windsor Dr                 A         52,354/10.7%
C/F The IRA Of Gerald G Martin     Warner Robins GA 31088

              NAME                          ADDRESS             CLASS         SHARES/%
              ----                          -------            --------   ----------------
Gail D Sturgeon Trust              5657 Colton Blvd               A         65,034/13.2%
Gail D Sturgeon TTEE               Oakland CA 94611
DTD 09/18/90

Prudential Trust Company           Attn: PMFS Coordinator         Z       7,535,219/99.9%
FBO Pru-DC Trust Accounts          30 Scranton Office Park
                                   Moosic PA 18507

American Life & Accident           Attn: Dinwiddie Lampton Jr     AX      13,906,942/16.0%
Insurance Co Of Kentucky           3 Riverfront Plaza
                                   Louisville KY 40202

Hardscuffle Inc                    Attn: Dinwiddie Lampton Jr     AX       5,964,547/6.8%
                                   3 Riverfront Plaza
                                   Louisville KY 40202

    The following shareholders held 5% or more of any class of shares of Money Market Series on December 19, 2003:

             NAME                          ADDRESS             CLASS         SHARES/%
             ----                          -------            --------   -----------------
Pru Defined Contribution Svs     Attn: PMFS Coordinator        Direct    63,525,156/15.8%
FBO Pru-Non-Trust Accounts       30 Scranton Office Park
                                 Moosic PA 18507

Prudential Trust Company         Attn: PMFS Coordinator        Direct    147,681,983/36.6%
FB Pru-DC Trust Accounts         30 Scranton Office Park
                                 Moosic PA 18507

Pru Defined Contribution Svs     Attn: PMFS Coordinator          A        8,039,421/27.0%
FBO Pru-Non-Trust Accounts       30 Scranton Office Park
                                 Moosic PA 18507

Prudential Trust Company         Attn: PMFS Coordinator          A       14,253,848/47.9%
FBO Pru-DC Trust Accounts        30 Scranton Office Park
                                 Moosic PA 18507

Mr Paul Rossi                    454 Hasbrouck Blvd              B         74,314/13.3%
                                 Oradell NJ 07649

Delaware Charter T/F             PO Box 691                      B          36,340/6.5%
Mr Michael S Lebowitz PS Plan    Carmel CA 93921
DTD 09/27/83

Robert Wilson                    130-15 224 St                   B          47,787/8.6%
                                 Laurelton NY 11413

Pru Defined Contributions Svcs   Attn: PMFS Coordinator          Z        8,632,176/39.3%
FBO Pro-Non-Trust Accounts       30 Scranton Office Park
                                 Moosic PA 18507

Prudential Trust Company         Attn: PMFS Coordinator          Z       13,313,684/60.1%
FB Pru-DC Trust Accounts         30 Scranton Office Park
                                 Moosic PA 18507

    As of December 19, 2003, the Trustees and officers of Treasury Series and Money Market Series owned, in the aggregate, less than 1% of each class of each Series' total outstanding shares.

VOTE REQUIRED

    APPROVAL OF THE TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF TREASURY SERIES, WHICH MEANS THE LESSER OF
(I) 67% OF SUCH SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE SHARES OF TREASURY SERIES THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF TREASURY SERIES, WITHOUT REGARD TO CLASS.

                          APPROVAL OF THE TRANSACTION
                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, the Plan (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of Treasury Series and Money Market Series which are incorporated into this Proxy Statement by this reference, and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of both Series for more complete information.

    Under the Plan, Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, a mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of Money Market Series. The outstanding shares of Treasury Series will be cancelled and current shareholders of Treasury Series will become shareholders of Money Market Series.

INVESTMENT OBJECTIVES AND POLICIES

    Treasury Series and Money Market Series each have similar investment objectives and policies. The investment objective of Treasury Series is high current income consistent with the preservation of principal and liquidity. The investment objective of Money Market Series is high current income, preservation of capital and maintenance of liquidity.

    Treasury Series seeks to achieve its investment objective by investing exclusively in U.S. Treasury obligations that mature in 13 months or less. Money Market Series seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in U.S. Government securities, including repurchase agreements with respect to such securities.

    The principal type of security in which both Treasury Series and Money Market Series invest are short-term money market instruments. While Treasury Series may only invest in U.S. Treasury obligations that mature in 13 months or less, Money Market Series may also invest in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Both Treasury Series and Money Market Series may also invest in floating rate debt securities, variable rate debt securities, as well as when-issued and delayed delivery securities. In addition, Money Market Series may also invest in asset-backed securities and liquidity puts and calls.

    After the transaction is completed it is expected that the combined fund will be managed according to the investment objective and policies of Money Market Series.

    The benchmark index for both Treasury Series and Money Market Series is the iMoneyNet Money Fund Report Average, which for Treasury Series is an average based upon the average yield of all mutual funds in the iMoneyNet MFR Average/U.S. Treasury retail fund category, and for Money Market Series is an average based upon the average yield of all mutual funds in the iMoneyNet MFR Average/All Taxable money market fund category.

    Treasury Series and Money Market Series are each managed by Prudential Investments LLC (PI). The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of

September 30, 2003, PI served as manager to all of the JennisonDryden and Strategic Partners Mutual Funds, and as manager or administrator to closed-end
investment companies, with aggregate assets of approximately $   billion.

    Treasury Series and Money Market Series typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

    Under a management agreement with Government Securities Trust, PI currently provides investment advisory services for Treasury Series and Money Market Series. Each Series has the same subadviser, Prudential Investment Management, Inc. (PIM). The PIM Fixed Income Group, headed by Joseph Tully, manages the portfolios of Treasury Series and Money Market Series. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Series. The other service providers to the Series are not expected to change as a result of the proposed transaction.

EXPENSE STRUCTURES

    Government Securities Trust, on behalf of Treasury Series and Money Market Series pays monthly management fees to PI for managing each Series. PI, in turn, pays out of its management fee a fee to PIM for providing advisory services to the Series. Government Securities Trust, on behalf of Treasury Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets. Government Securities Trust, on behalf of Money Market Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets up to $1 billion; .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion. For the fiscal year ended November 30, 2003, Treasury Series and Money Market Series each paid PI a management fee of .40 of 1% of average daily net assets. The management fee paid by Money Market Series is not expected to change if the transaction is approved by shareholders.

    The management fee paid by each Series covers PI's oversight of each Series' investment portfolios. PI also administers each Series' corporate affairs and, in connection therewith, furnishes Government Securities Trust and its Series with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by Government Securities Trust's custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Trustees of Government Securities Trust without compensation.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    Each Series currently has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions. For more information regarding the Series' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.

TAX CONSIDERATIONS

    For federal income tax purposes, in the opinion of counsel, no gain or loss will be recognized by the shareholders of Treasury Series as a result of the transaction. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.

APPRAISAL RIGHTS

    Shareholders of Treasury Series do not have appraisal rights under Massachusetts law in connection with the transaction.

    Shareholders of Treasury Series may, however, redeem their shares at net asset value prior to the date of the proposed transaction.

POTENTIAL BENEFITS FROM TRANSACTION

    Overall, the proposed transaction would provide shareholders of Treasury Series with the following potential benefits:

    - investment in a fund with an investment objective and policies similar to the investment objectives and policies of Treasury Series; and

    - a reduction in the amount of the anticipated increase in expenses that will be borne by remaining Treasury Series shareholders following the redemption of sweep assets from Treasury Series by Wachovia Securities LLC (Wachovia Securities) during 2004.

    THE BOARD OF TRUSTEES OF GOVERNMENT SECURITIES TRUST BELIEVES THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS OF TREASURY SERIES, AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE TRANSACTION.

                            THE PROPOSED TRANSACTION

    Shareholders of Treasury Series will be asked at the Meeting to vote upon and approve the Plan under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, whereupon Money Market Series will be the surviving mutual fund. Each whole and fractional share of each class of Treasury Series will be exchanged for whole and fractional shares of equal net asset value of the same class of Money Market Series, and outstanding shares of Treasury Series will be cancelled, on or about the Effective Time. Approval of the transaction will be determined by approval of the shareholders of Treasury Series. No vote by shareholders of Money Market Series is required.

    The Plan provides that it is a condition to complete the transaction that Government Securities Trust will have received an opinion of counsel to the effect that the transaction will not result in any taxable gain or loss for U.S. federal income tax purposes to Treasury Series or Money Market Series or to the shareholders of any of the Series.

SERIES OPERATING EXPENSES

    Each Series pays a management fee to PI for managing its investments and business affairs which is calculated and paid to PI every month. Government Securities Trust, on behalf of Treasury Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets. Government Securities Trust, on behalf of Money Market Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets up to $1 billion; .375 of 1% on assets between $1 billion and $1.5 billion and ..35 of 1% on assets in excess of $1.5 billion. For the fiscal year ended November 30, 2003, Treasury Series and Money Market Series each paid PI a management fee of .40 of 1% of average daily net assets. The management fee paid by Money Market Series is not expected to change if the transaction is approved by shareholders.

    In addition to the management fee, each Series incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the fiscal year ended November 30, 2003, Treasury Series' annualized total operating expense ratio for Class A shares was 0.63%, and for Class Z shares was 0.50%. For the fiscal year ended November 30, 2003, Money Market Series' annualized total operating expense ratios for Class A shares was 0.77%, and for Class Z shares was 0.64%.

    If shareholders of Treasury Series approve the transaction, Money Market Series' expense structure will apply. However, as further discussed below, due to the anticipated redemption of all sweep assets from Treasury Series and Money Market Series by Wachovia Securities, it is expected that the annualized total operating expense ratios for each share class of Treasury Series and each share class of Money Market Series will significantly increase from current levels, even if shareholders of Treasury Series approve the proposed transaction. If shareholders of Treasury Series approve the transaction, it is expected that the shareholders of Treasury Series will experience a lesser expense increase than would otherwise occur as a result of the redemptions by Wachovia.

    See "-- Operating Expense Tables" below for estimates of expenses if the transaction is approved.

SHAREHOLDER FEES

    The following table shows the shareholder fees that are imposed on new purchases or redemptions of shares of Money Market Series that are the same as the shareholder fees imposed on new purchases of Treasury Series. These fees will not be imposed on new shares of Money Market Series that are acquired pursuant to the transaction.

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A   CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                           None      None
  Maximum deferred sales charge (load)
   imposed on sales (as a percentage of
   the lower of original purchase price
   or sale proceeds)                         None      None
  Maximum sales charge (load) imposed on
   reinvested dividends and other
   distributions                             None      None
  Redemption fees                            None      None
  Exchange Fee                               None      None

OPERATING EXPENSE TABLES

    The following tables show the operating fees and expenses of Class A and Class Z shares of Treasury Series and Money Market Series, and pro forma fees for the combined fund after giving effect to the transaction (the "Combined Money Market Series"). THE PRO FORMA FEES AND EXPENSES SHOWN IN THE FOLLOWING TABLES ASSUME THAT SHAREHOLDERS OF TREASURY SERIES APPROVE THE TRANSACTION. THE PRO FORMA FEES AND EXPENSES SHOWN IN THE FOLLOWING TABLES DO NOT REFLECT THE IMPACT OF THE ANTICIPATED REDEMPTION OF SWEEP ASSETS BY WACHOVIA SECURITIES. IF THE PRO FORMA FEES AND EXPENSES SHOWN IN THE FOLLOWING TABLES REFLECTED THE IMPACT OF THE REDEMPTION OF SWEEP ASSETS BY WACHOVIA SECURITIES, THE PRO FORMA FEES AND EXPENSES WOULD BE HIGHER. SEE "ANTICIPATED IMPACT OF THE WACHOVIA REDEMPTIONS" BELOW FOR ADDITIONAL INFORMATION.

    Series operating expenses are paid out of each Series' assets. Expenses are factored into each Series' share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of Treasury Series and Money Market Series as of November 30, 2003.

CLASS A SHARES

                                                                                          PRO FORMA
                                                                                          COMBINED
                                             TREASURY SERIES   MONEY MARKET SERIES   MONEY MARKET SERIES
                                             CLASS A SHARES      CLASS A SHARES        CLASS A SHARES
                                             ---------------   -------------------   -------------------
Management Fees............................        .40%                .40%                  .40%
+ Distribution and service (12b-1) fees....       .125%               .125%                 .125%
+ Other expenses...........................        .10%               .335%                 .335%
= TOTAL ANNUAL SERIES OPERATING EXPENSES...        .63%                .86%                  .86%

CLASS Z SHARES

                                                                                          PRO FORMA
                                                                                          COMBINED
                                             TREASURY SERIES   MONEY MARKET SERIES   MONEY MARKET SERIES
                                             CLASS Z SHARES      CLASS Z SHARES        CLASS A SHARES
                                             ---------------   -------------------   -------------------
Management Fees............................        .40%                .40%                  .40%
+ Distribution and service (12b-1) fees....        None                None                  None
+ Other expenses...........................        .10%                .34%                  .34%
= TOTAL ANNUAL SERIES OPERATING EXPENSES...        .50%                .74%                  .74%

EXAMPLES OF THE EFFECT OF SERIES EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Series under the current and pro forma (combined fund) expenses as of November 30, 2003 calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES

                                                                       THREE       FIVE       TEN
                                                           ONE YEAR    YEARS      YEARS      YEARS
                                                           --------   --------   --------   --------
Treasury Series..........................................    $64        $202       $351      $  786
Money Market Series......................................    $88        $274       $477      $1,061
Combined Series..........................................    $88        $274       $477      $1,061

CLASS Z SHARES

                                                                       THREE       FIVE       TEN
                                                           ONE YEAR    YEARS      YEARS      YEARS
                                                           --------   --------   --------   --------
Treasury Series..........................................    $51        $160       $280       $628
Money Market Series......................................    $76        $237       $411       $918
Combined Series..........................................    $76        $237       $411       $918

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Series.

PRO FORMA CAPITALIZATION

    The following table shows the capitalization of Treasury Series and Money Market Series as of November 30, 2003 and the pro forma Combined Money Market Series capitalization as if the transaction had occurred on that date.

                                                                                          PRO FORMA
                                                                                          COMBINED
                                             TREASURY SERIES   MONEY MARKET SERIES   MONEY MARKET SERIES
                                             ---------------   -------------------   -------------------
Net Assets (000s)
  Class A..................................      $343,477           $504,806              $504,806
  Class Z..................................      $  5,846           $ 22,486              $ 22,486
Net Asset Value Per Share
  Class A..................................      $   1.00           $   1.00              $   1.00
  Class Z..................................      $   1.00           $   1.00              $   1.00
Shares Outstanding (000s)
  Class A..................................       343,477            504,806               504,806
  Class Z..................................         5,846             22,486                22,486

ANTICIPATED IMPACT OF THE WACHOVIA REDEMPTIONS

    Currently, approximately 82% of the assets invested in Treasury Series are "sweep" assets invested by brokerage customers of Wachovia Securities through their brokerage accounts. "Sweep" assets represent cash balances held in customer brokerage accounts that are "swept" out of each customer's brokerage account and invested in a designated investment option. Historically, Treasury Series was one of the designated investment options available to brokerage customers for investment of their sweep assets.

    Effective as of November 10, 2003, Wachovia Securities discontinued offering Treasury Series and Money Market Series as available investment options for the investment of sweep assets by their brokerage customers. Instead, Wachovia Securities has elected to direct all sweep assets into bank accounts offered through Wachovia. Due to Wachovia's decision to discontinue Treasury Series and Money Market Series as investment options, it is expected that by early 2004, virtually all sweep assets which are currently invested in each Series will have been redeemed. Because sweep assets comprise the majority of the overall assets of Treasury Series, it is anticipated that the operating expenses of Treasury Series after all sweep assets are redeemed will be significantly higher than the current operating expenses of Treasury Series.

    Although Wachovia Securities has also discontinued Money Market Series as an available investment option for the investment of sweep assets by their brokerage customers, because the amount of sweep assets invested in Money Market Series relative to total assets (currently, approximately 29%) is considerably smaller than the amount of sweep assets invested in Treasury Series, the increase in operating expenses resulting from the redemption of sweep assets from Money Market Series is not expected to be as great as the increase in operating expenses resulting from the redemption of sweep assets from Treasury Series.

    The proposed transaction WILL NOT RESULT IN A REDUCTION OF CURRENT EXPENSES FOR SHAREHOLDERS OF TREASURY SERIES, because the expected expense increase resulting from the Wachovia redemptions is expected to be greater than the expected expense reduction derived from combining the assets of Treasury Series and Money Market Series. However, because the proposed transaction, if approved, will combine the remaining non-sweep assets of Treasury Series and Money Market Series, it is expected that shareholders of Treasury Series will experience a lesser expense increase than would otherwise result from the Wachovia redemptions. Due to the impact of the Wachovia redemptions, it is expected that by early 2004, virtually all Wachovia sweep assets will have been redeemed, and the operating expenses borne by shareholders of Treasury Series will increase, even if the proposed transaction is approved.

    The table below illustrates the expected impact on the operating expenses of Class A shares of Treasury Series resulting from the Wachovia redemptions if the transaction is approved:

                        ANTICIPATED TREASURY
                          SERIES OPERATING                              ANTICIPATED MONEY
                           EXPENSES AFTER                                 MARKET SERIES
                         REMOVAL OF "SWEEP"                             OPERATING EXPENSES    BENEFIT IN EXPENSES TO
  CURRENT TREASURY        ASSETS (DOES NOT                               AFTER REMOVAL OF        TREASURY SERIES
  SERIES OPERATING       REFLECT IMPACT OF     CHANGE IN EXPENSES TO    "SWEEP" ASSETS AND       SHAREHOLDERS IF
   EXPENSES (AS OF        CONSUMMATION OF         TREASURY SERIES        CONSUMMATION OF          TRANSACTION IS
   OCT. 31, 2003)           TRANSACTION)           SHAREHOLDERS            TRANSACTION             CONSUMMATED
---------------------   --------------------   ---------------------   --------------------   ----------------------
        0.61%                   0.91%                  +0.30%                  0.85%                  -0.06%

    The table below illustrates the expected impact on the operating expenses of Class A shares of Money Market Series resulting from the Wachovia redemptions if the transaction is approved:

  ANTICIPATED MONEY
    MARKET SERIES         ANTICIPATED MONEY
  OPERATING EXPENSES        MARKET SERIES
   AFTER REMOVAL OF       OPERATING EXPENSES    BENEFIT IN EXPENSES TO
 "SWEEP" ASSETS (DOES      AFTER REMOVAL OF      MONEY MARKET SERIES
NOT REFLECT IMPACT OF     "SWEEP" ASSETS AND       SHAREHOLDERS IF
   CONSUMMATION OF         CONSUMMATION OF          TRANSACTION IF
     TRANSACTION)            TRANSACTION             CONSUMMATED
----------------------   --------------------   ----------------------
         0.87%                   0.85%                   -0.02%

PERFORMANCE COMPARISONS OF THE SERIES

    The following tables compare each Series' average annual total returns and annual returns for the periods set forth below. Average annual total returns and annual returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

TREASURY SERIES

  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)

                                1 YR   5 YRS  10 YRS     SINCE INCEPTION
  Class A Shares                1.25%  3.80%  3.99%   4.09% (since 12-3-90)
  Class Z Shares                1.38%  3.99%    N/A   4.18% (since 2-21-97)
  Lipper Average(2)             1.03%  3.76%  4.01%   **(2)

MONEY MARKET SERIES

  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)

                                     1 YR            5 YRS          10 YRS           SINCE INCEPTION
  Class A shares                          1.13%        3.87%           4.05%    5.78% (since 1-12-82)
  Class Z shares                          1.25%        4.00%             N/A    4.30%  (since 3-1-96)
  Lipper Average(2)                       1.08%        3.97%           4.13%    **(2)

(1)  THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
(2) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 5.77% FOR CLASS A AND 4.23% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
(3) THE IMONEYNET, INC. MONEY FUND REPORT AVERAGE-TM- (IMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE IMONEYNET MFR AVERAGE/ALL TAXABLE MONEY MARKET FUND CATEGORY.

TREASURY SERIES

ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.55%
1994  3.61%
1995  5.25%
1996  4.74%
1997  4.81%
1998  4.61%
1999  4.25%
2000  5.38%
2001  3.57%
2002  1.25%

BEST QUARTER: 1.49% (4th quarter of 2000) WORST QUARTER: 0.28% (4th quarter of
2002)

* THE CLASS A SHARES' RETURN FROM 1-1-02 TO 12-31-02 WAS 1.25%.

MONEY MARKET SERIES

ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.58%
1994  3.57%
1995  5.30%
1996  4.77%
1997  4.93%
1998  4.82%
1999  4.36%
2000  5.53%
2001  3.58%
2002  1.13%

BEST QUARTER: 1.49% (4th quarter of 2000) WORST QUARTER: 0.25% (4th quarter of
2002)

* THE SERIES' RETURN FROM 1-1-02 TO 12-31-02 WAS 1.13%.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the transaction is approved, the shareholders of Treasury Series will become shareholders of Money Market Series. The following information compares the investment objectives and policies of the Series.

INVESTMENT OBJECTIVES

    Treasury Series' investment objective is high current income consistent with the preservation of principal and liquidity. Money Market Series' investment objective is high current income, preservation of capital and maintenance of liquidity. The investment objective of each Series is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the relevant Series. There can be no assurance that either Series achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Series can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Both Treasury Series and Money Market Series are money market funds with substantially identical investment objectives, and they seek to achieve their investment objectives through similar, but not identical investment strategies.

    Treasury Series seeks to achieve its investment objective by investing exclusively in U.S. Treasury obligations that mature in 13 months or less. Money Market Series seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its investable assets in short-term money market instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities.

    Each of the Series may also use certain investment strategies to increase the Series' returns or protect its assets. Treasury Series may invest in floating rate debt securities and variable rate debt securities, as well as when-issued and delayed delivery securities. Money Market Series may invest in asset-backed securities, floating rate debt securities, variable rate debt securities, when-issued and delayed delivery securities and liquidity puts and calls.

                   COMPARISON OF OTHER POLICIES OF THE SERIES

INVESTMENT RESTRICTIONS

    Treasury Series and Money Market Series have substantially similar fundamental investment restrictions.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Series are money market funds, which are intended to provide investors with a lower risk, highly liquid investment option. Although each Series attempts to maintain a net asset value of $1 per share, there can be no guarantee that either Series will always be able to do so. It is possible that a shareholder investing in either Series could lose money.

    The money market securities in which Treasury Series invests are generally subject to the risk that the obligations could lose value if interest rates rise or there is a lack of investor confidence in the borrower. In addition, certain securities in which Treasury Series may invest may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

    The money market securities in which Money Market Series may invest are also subject to the risk that the obligations could lose value if interest rates rise or there is a lack of investor confidence in the borrower. In addition, certain securities in which Money Market Series may invest may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

    As described above, each Fund has similar investment objectives, policies and permissible investments.

    Like any mutual fund, an investment in either Treasury Series or Money Market Series could lose value. For a more complete discussion of the risks associated with any of these Series, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Series' Prospectus.

                       OPERATIONS OF MONEY MARKET SERIES
                           FOLLOWING THE TRANSACTION

    Neither PI nor PIM expects Money Market Series to revise its investment policies as a result of the transaction. Neither PI nor PIM anticipate any significant changes to Money Market Series' management or general investment approach. The agents that provide Money Market Series with services, such as its Custodian and Transfer Agent, which also provide these services to Treasury Series, are not expected to change.

    All of the current investments of Treasury Series are permissible investments for Money Market Series. Nevertheless, PI may sell securities held by Treasury Series or PIM may sell securities held by Money Market Series between shareholder approval and the Effective Time of the transaction as may be necessary or desirable in the ongoing management of each Series and the adjustment of each Series' portfolio in anticipation of the merger. Transaction costs associated with such adjustments will be borne by the Series that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Money Market Series.

              PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES

    The price to buy one share of a class of each Series is that class's net asset value, or NAV. Each Series offers Class A and Class Z shares.

    Shares in the Series are purchased at the next NAV calculated after your investment is received and accepted, plus any applicable sales charge. Each Series' NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Series' Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    Your shares will be sold at the next NAV determined after your order to sell is received. Refer to each Series' Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For each Series, the minimum initial investment amount is $1,000 for Class A shares. There is no minimum initial investment amount for Class Z shares, although Class Z shares are available only to a limited group of investors. Refer to each Series' Prospectus for more information regarding eligibility to purchase Class Z shares.

PURCHASES AND REDEMPTIONS OF TREASURY SERIES

    At the close of business on November 19, 2003, Treasury Series closed to new accounts pending the transaction with Money Market Series. Shareholders of Treasury Series may redeem shares through the Effective Time of the transaction. If the transaction is approved, the purchase and redemption policies will be the same as the applicable policies of Money Market Series.

EXCHANGES OF SERIES SHARES

    The exchange privilege currently offered by Treasury Series is the same as for Money Market Series and is not expected to change after the transaction. Shareholders of the Series may exchange their shares for shares of any other JennisonDryden or Strategic Partners Mutual Funds. Refer to each Series' Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Both Series distribute substantially all of their net investment income and net capital gains to shareholders each year. Both Series declare dividends, if any, annually. At or before the Effective Time, Treasury Series shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for its taxable year ending upon completion of the transaction.

                            THE PROPOSED TRANSACTION

PLAN OF REORGANIZATION

    The Plan describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached as Attachment A to this Proxy Statement.

    The Plan contemplates that Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series at the Effective Time and Money Market Series will be the surviving Series. Each whole and fractional Class A share of Treasury Series will be exchanged for whole and fractional Class A shares of equal net asset value of Money Market Series. Each whole and fractional Class Z share of Treasury Series will be exchanged for whole and fractional Class Z shares of equal net asset value of Money Market Series. If requested, Money Market Series will issue certificates representing its shares, but only upon surrender of certificates for shares of Treasury Series.

    Immediately after the closing of the transaction, each former Treasury Series shareholder will own shares of Money Market Series equal to the aggregate net asset value of that shareholder's shares of Treasury Series immediately prior to the closing of the transaction. The net asset value per share of Money Market Series will not be affected by the transaction. Thus, the transaction will not result in a dilution of the pecuniary interests of shareholders of either Series. However, the transaction will reduce the percentage ownership of each Series' shareholders below such shareholder's current percentage of ownership in either Series.

    All assets, rights, privileges, powers and franchises of Treasury Series, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Money Market Series without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Treasury Series, shall be thereafter effectively the property of Money Market Series as they were of Treasury Series. Money Market Series generally will be responsible for all of the liabilities and obligations of Treasury Series. The value of the assets and liabilities of Treasury Series will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for Treasury Series. The net asset value of a share of Money Market Series will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    Any transfer taxes payable upon issuance of shares of Money Market Series in a name other than that of the registered holder of the shares on the books of Treasury Series, as of that time, will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the transaction is subject to a number of conditions set forth in the Plan. In addition, the Plan may be amended, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE TRANSACTION

    The Board of Trustees (the Board) of Government Securities Trust has determined that the transaction is in the best interests of the shareholders of Treasury Series and that the transaction will not result in a dilution of the pecuniary interests of shareholders of Treasury Series.

    In considering the transaction, the Board considered a number of factors that it believes benefits the shareholders of Treasury Series. The Board considered that, following the transaction, the shareholders of Treasury Series will remain invested in a money market mutual fund which has the same, or similar investment objective, policies and restrictions, and similar investment techniques. The Board also considered the fact that the performance histories of Treasury Series and Money Market Series are substantially similar.

    The Board also considered that, because of the expected increase in expenses to shareholders resulting from the redemption of sweep assets by Wachovia, the proposed transaction would benefit shareholders of Treasury Series by reducing the amount of the expected increase in operating expenses to be borne by the remaining shareholders of Treasury Series. The Board considered that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes for its shareholders. The Board also considered the fact that the Series have similar policies with respect to purchases, redemptions, exchanges and distributions.

    The Board of Trustees of Government Securities Trust has also determined that the transaction is in the best interests of shareholders of Money Market Series and that the transaction will not result in a dilution of the pecuniary interests of shareholders of Money Market Series.

    PI recommended the transaction to the Board of each Series at meetings held on November 18, 2003. In recommending the transaction, PI advised the Board that the Series have similar investment objectives, policies and investment portfolios.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Government Securities Trust, which has two series (Treasury Series and Money Market Series), was organized under the laws of Massachusetts on September 22, 1981 as an unincorporated business trust, commonly referred to as a Massachusetts business trust. Government Securities Trust is registered with the United States Securities and Exchange Commission as an open-end management investment company.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separated series and classes within such securities. Treasury Series and Money Market Series are each authorized to issue an unlimited number of shares. The shares of Treasury Series are currently divided into three classes, designated as Class A, Class S and Class Z. The shares of Money Market Series are currently divided into two classes, designated as Class A and Class Z. Each class of common stock represents an interest in the same assets of Money Market Series and is identical in all respects except that:

    - each class is subject to different expenses which may affect performance;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

    - each class has a different exchange privilege; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Money Market Series, when issued and paid for are fully paid and nonassessable. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Money Market Series' Prospectus.

    Government Securities Trust does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of two-thirds of the outstanding shares of Government Securities Trust entitled to vote in the election of Trustees may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of shares entitled to vote at the meeting.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The transaction is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. Treasury Series will receive an opinion from Shearman & Sterling LLP, counsel to Treasury Series, substantially to the effect that:

    1. The acquisition by Money Market Series of the assets of Treasury Series in exchange solely for voting shares of Money Market Series and the assumption by Money Market Series of the liabilities of Treasury Series, if any, followed by the distribution of the Money Market Series shares acquired by Treasury Series pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Treasury Series and Money Market Series each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. The shareholders of Treasury Series will not recognize gain or loss upon the exchange of all of their shares of Treasury Series solely for shares of Money Market Series, as described above and in the Agreement;

    3. No gain or loss will be recognized by Treasury Series upon the transfer of its assets to Money Market Series in exchange solely for Class A and Class Z shares of Money Market Series and the assumption by Money Market Series of the liabilities of Treasury Series, if any. In addition, no gain or loss will be recognized by Treasury Series on the distribution of such shares to the shareholders of Treasury Series;

    4. No gain or loss will be recognized by Money Market Series upon the acquisition of the assets of Treasury Series in exchange solely for shares of Money Market Series and the assumption of the liabilities of Treasury Series, if any;

    5. Money Market Series' tax basis for the assets acquired from Treasury Series will be the same as the tax basis of these assets when held by Treasury Series immediately before the transfer, and the holding period of such assets acquired by Money Market Series will include the holding period of these assets when held by Treasury Series;

    6. Treasury Series' shareholders' tax basis for the shares of Money Market Series to be received by them pursuant to the reorganization will be the same as their tax basis in Treasury Series shares exchanged therefor; and

    7. The holding period of Money Market Series shares to be received by the shareholders of Treasury Series will include the holding period of their Treasury Series shares exchanged provided such Treasury Series shares were held as capital assets on the date of the exchange.

    An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the transaction is consummated but fails to qualify as a "reorganization" within the meaning of section 368 of the Code, the transaction would be treated as a taxable sale of assets by the Treasury Series to the Money Market Series followed by a taxable liquidation of the Treasury Series, and the shareholders of the Treasury Series would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of the Treasury Series and the fair market value of the shares of the Money Market Series received in exchange therefor.

    The shareholders of the Treasury Series that receive the shares of the Money Market Series pursuant to the transaction may incur taxable gain attributable to unrealized gains of the Money Market Series in the year that the Money Market Series realizes and distributes such gains. This will be true notwithstanding that the value of the shares of the Money Market Series received by such shareholders pursuant to the transaction reflected the appreciation in value attributable to such unrealized gains at the time of the transaction.

    To the extent that the Treasury Series has loss carryforwards at the time of the transaction, the shareholders of the Treasury Series may not be able to benefit from such loss carryforwards after the transaction.

    Shareholders of Treasury Series should consult their tax advisers regarding the tax consequences to them of the transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the transaction.

CONCLUSION

    The Plan was approved by the Board of Trustees of Government Securities Trust on behalf Treasury Series and Money Market Series, at meetings held on November 18, 2003. The Board determined that the transaction is in the best interests of shareholders of each Series and that the interests of existing shareholders of Treasury Series and Money Market Series, as the case may be, would not be diluted as a result of the transaction. If the shareholders of Treasury Series do not approve the transaction, or if the transaction is not completed, Treasury Series will continue to engage in business as a registered investment company and the Board of Trustees of Government Securities Trust will consider other proposals for Treasury Series, including proposals for the reorganization or liquidation of the Series.

                ADDITIONAL INFORMATION ABOUT MONEY MARKET SERIES

    Money Market Series' Prospectus dated January 31, 2003, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Money Market Series, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Money Market Series' financial highlights for the fiscal period ended November 30, 2002, which are incorporated into this Proxy Statement by reference. The audited financial statements of Money Market Series are included in the Series' Annual Report dated November 30, 2002, which is also enclosed with this Proxy Statement. The unaudited financial highlights of Money Market Series for the six-month period ended May 31, 2003 are incorporated by reference to the Series' Semi-Annual Report dated May 31, 2003. The Semi-Annual Report also includes the unaudited financial statements of Money Market Series and is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of Money Market Series to be issued pursuant to the Plan will be passed upon by Sullivan and Worcester, Massachusetts counsel to Dryden Government Securities Trust.

INDEPENDENT AUDITORS

    The audited financial statements of Treasury Series and Money Market Series, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended November 30, 2002. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    Treasury Series and Money Market Series are each subject to the Investment Company Act of 1940, as amended (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http: //www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Treasury Series, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Government Securities Trust is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by its Board. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If the proposal is approved at the Meeting, there will likely not be any future shareholder meetings of Treasury Series.

    It is the present intention of the Board of Trustees of Government Securities Trust not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Treasury Series knows of no business to be presented at the Meeting other than the proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the meeting, the proxies will vote according to their best judgment in the interest of Treasury Series, taking into account all relevant circumstances.

                                          By order of the Board of Trustees of
                                          Government Securities Trust

                                          /s/ Jonathan D. Shain

                                          JONATHAN D. SHAIN

                                          SECRETARY

February   , 2004

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                         FORM OF PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION (the "Plan") is made as of this   th day of
        , 2004, by Dryden Government Securities Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Money Market Series (the "Acquiring Fund") and the U.S. Treasury Money Market Series (the "Acquired Fund"), both series of the Trust. Together, the Acquiring Fund and Acquired Fund are referred to as the "Funds."

    The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of substantially all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and
(iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

    In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring Fund and the Acquired Fund:

    1.  SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF ACQUIRED
FUND.

    (a) Subject to the terms and conditions of this Plan, the Trust on behalf of the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder).
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in section 3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on theAcquired Fund's books (hereinafter "Net Assets"). TheAcquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

    (b) Subject to the terms and conditions of this Plan, the Trust on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of Acquiring Fund Shares, determined by dividing the net asset value per share of the shares of the Acquired Fund ("Acquired Fund Shares") on the Closing Date by the net asset value per share of the Acquiring Fund Shares, and multiplying the result thereof by the number of outstanding Acquired Fund Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

    (c) Immediately following the Closing, the Acquired Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Fund and noting in such accounts the type and amounts of Acquiring Fund

Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the third decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange.

    2.  VALUATION.

    (a) The value of the Acquired Fund's Net Assets to be transferred to the Acquiring Fund hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's currently effective prospectus.

    (b) The net asset value of a share of the Acquiring Fund shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

    (c) The net asset value of a share of the Acquired Fund shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

    3.  CLOSING AND CLOSING DATE.

    The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be May 1, 2004, or such earlier or later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Fund shall have provided for delivery as of the Closing of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, State Street Bank and Trust Company. Also, the Trust on behalf of the Acquired Fund shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Fund Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the Trust on behalf of Acquired Fund may request.

    4.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE ACQUIRED
FUND.

    The Trust makes the following representations and warranties about the Acquired Fund:

    (a) The Acquired Fund is a series of the Trust, a corporation organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment Trust and all of the Acquired Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

    (b) The Trust on behalf of the Acquired Fund is authorized to issue an unlimited number of shares of beneficial interest's acquired Fund shares, par value $0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

    (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2002, audited by PricewaterhouseCoopers LLP and the financial statements appearing in the Trust's Semi-Annual Report to Shareholders for the period ended May 31, 2003, fairly present the financial position of the Acquired Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The Trust has the necessary power and authority to conduct the Acquired Fund's business as such business is now being conducted.

    (e) The Trust on behalf of the Acquired Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

    (f) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

    (g) The Acquired Fund has elected to be treated as a regulated investment Trust (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of subchapter M of the Code.

    (h) The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or
(ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

    5. REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE ACQUIRING FUND.

    The Trust makes the following representations and warranties about the Acquiring Fund:

    (a) The Acquiring Fund is a series of the Trust, organized under the laws of the State of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment Trust and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

    (b) The Trust on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest's Acquiring Fund shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

    (c) At the Closing, Acquiring Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

    (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2002, audited by PricewaterhouseCoopers LLP and the financial statements appearing in the Trust's Semi-Annual Report to Shareholders for the period ended May 31, 2003, fairly present the financial position of the Acquired Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) The Trust has the necessary power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

    (f) The Trust on behalf of the Acquiring Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

    (g) The Acquiring Fund has to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of subchapter M of the Code.

    6.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE FUNDS.

    The Trust makes the following representations and warranties about the
Funds:

    (a) The statement of assets and liabilities to be created by the Trust for each of the Funds as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net assets in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in '(a)' above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (c) Except as may be disclosed in the Trust's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Funds.

    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

    (e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

    (f) The Trust anticipates that consummation of this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

    (g) The Trust has the necessary power and authority to conduct the business of the Funds, as such business is now being conducted.

    7.  INTENTIONS OF THE TRUST ON BEHALF OF THE FUNDS.

    (a) The Trust intends to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

    (b) The Trust intends that the Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

    (c) The Trust on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

    (d) The Trust intends that, by the Closing, each of the Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

    (e) At the Closing, the Trust on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund

Shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

    (f) The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    (g) The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    8.  CONDITIONS PRECEDENT TO BE FULFILLED BY TRUST ON BEHALF OF THE FUNDS.

    The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

    (a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Funds shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Funds.

    (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

    (d) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

    (e) That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and
(ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by
Section 1222(9) of the Code.

    (f) That there shall be delivered to the Trust on behalf of the Funds an opinion in form and substance satisfactory to it from Shearman & Sterling LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Fund;

          (2) All actions required to be taken by the Trust and/or Funds to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Funds;

          (3) Neither the execution, delivery nor performance of this Plan by the Trust violates any provision of the Trust's Amended and Restated Charter or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Funds are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Fund and is enforceable against the Trust and/or each Fund in accordance with its terms; and

          (4) The Trust's registration statement, of which the prospectus dated January 31, 2003 relating to each Fund (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

    In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

    (g) That the Trust's Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Acquired Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

    (i) That, at the Closing, there shall be transferred to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Acquired Fund on the Closing Date.

    9.  EXPENSES.

    (a) The Trust represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

    (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Funds on a pro rata basis in proportion to the Acquiring Fund's and Acquired Fund's net assets as of the Closing.

    10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER.

    (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Fund) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Fund by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

    (b) If the transactions contemplated by this Plan have not been consummated by August 31, 2004, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Funds.

    (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither the Trust, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

    (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Funds or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

    11.  ENTIRE PLAN AND AMENDMENTS.

    This Plan embodies the entire plan of the Trust on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Fund in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Fund corresponding to the Fund making the assignment.

    12.  NOTICES.

    Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

    13.  GOVERNING LAW.

    This Plan shall be governed by and carried out in accordance with the laws of the State of Massachusetts.

    IN WITNESS WHEREOF, Dryden Government Securities Trust, on behalf of U.S. Treasury Money Market Series and Money Market Series, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

                                                    Dryden Government Securities Trust
                                                    on behalf of U.S. Treasury Money Market Series
                                                    and Money Market Series

          --------------------------------------            --------------------------------------
  Attest:                                           By:

                                                            --------------------------------------
                                                    Title:

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

3    VOTING INFORMATION
5    Vote Required

5    APPROVAL OF THE TRANSACTION SYNOPSIS
5    Investment Objectives and Policies
6    Investment Advisory Services
6    Expense Structures
7    Purchases, Redemptions, Exchanges and Distributions
7    Tax Considerations
7    Appraisal Rights
7    Potential Benefits from Transaction

7    THE PROPOSED TRANSACTION
7    Series Operating Expenses
8    Shareholder Fees
8    Operating Expense Tables
9    Examples of the Effect of Series Expenses
10   Pro Forma Capitalization
10   Anticipated Impact of the Wachovia Redemptions
12   Performance Comparisons of the Series

13   INVESTMENT OBJECTIVES AND POLICIES
13   Investment Objectives
13   Principal Investment Strategies

13   COMPARISON OF OTHER POLICIES OF THE SERIES
13   Investment Restrictions

13   COMPARISON OF PRINCIPAL RISK FACTORS

14   OPERATIONS OF MONEY MARKET SERIES FOLLOWING THE TRANSACTION

14   PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS
14   Purchasing Shares
14   Redeeming Shares
14   Minimum Investment Requirements
14   Purchases and Redemptions of Treasury Series
15   Exchanges of Series Shares
15   Dividends and Other Distributions

15   THE PROPOSED TRANSACTION
15   Plan of Reorganization
16   Reasons for the Transaction
16   Description of the Securities to be Issued
17   U.S. Federal Income Tax Considerations
18   Conclusion

18   ADDITIONAL INFORMATION ABOUT MONEY MARKET SERIES

19   MISCELLANEOUS
19   Legal Matters
19   Independent Auditors
19   Available Information
19   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees

19   SHAREHOLDER PROPOSALS

20   OTHER BUSINESS

A-1  ATTACHMENT A: Plan of Reorganization

     ENCLOSURES: Annual Report of Treasury Series and Money
     Market Series for the fiscal year ended November 30, 2002.
     Semi-Annual Report of Treasury Series and Money Market
     Series dated May 31, 2003. Prospectus of Money Market Series

                              MONEY MARKET SERIES,
                                  A SERIES OF
                       DRYDEN GOVERNMENT SECURITIES TRUST

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY   , 2004

                       U.S. TREASURY MONEY MARKET SERIES,
                                  A SERIES OF
                       DRYDEN GOVERNMENT SECURITIES TRUST

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852

    This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between U.S. Treasury Money Market Series (Treasury Series) and Money Market Series (Money Market Series), each of which are series of Dryden Government Securities Trust (Government Securities Trust) under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series. Money Market Series will be the surviving series, and each whole and fractional share of Treasury Series shall be exchanged for whole and fractional shares of equal net asset value of Money Market Series to occur on March 19, 2004, or such later date. This Statement of Additional Information consists of this cover page and the following described documents, each of which are included herein unless noted otherwise:

     1. Statement of Additional Information of Government Securities Trust dated January 31, 2003 (incorporated by reference).

     2. Annual Report of Treasury Series for the fiscal year ended November 30, 2002.

     3. Annual Report of Money Market Series for the fiscal year ended November 30, 2002.

     4. Semi-Annual Report of Money Market Series for the six-month period ended May 31, 2003. The Semi-Annual Report is unaudited, and reflects all adjustments which, in the opinion of management of Government Securities Trust, are necessary to a fair statement of the results for the six-month period ended May 31, 2003.

    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated February
 , 2004, relating to the above-referenced mater. A copy of the Prospectus and Proxy Statement may be obtained from Money Market Series without charge by writing or calling Money Market Series at the address or phone number listed above.

                              FINANCIAL STATEMENTS

    The Annual Report of Treasury Series for the fiscal year ended November 30, 2002 and the Annual Report of Money Market Series for the fiscal year ended November 30, 2002, each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are included herein. The Semi-Annual Report of Money Market Series, for the six-month period ended May 31, 2003 and the notes thereto, is also included herein.

    PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) -- U.S. TREASURY MONEY MARKET SERIES AND MONEY MARKET SERIES

    The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Portfolio of Investments as of November 30, 2003 and the unaudited pro forma condensed Statement of Operations for the period ended November 30, 2003 for U.S. Treasury Money Market Series and Money Market Series, as adjusted, giving effect to the Transaction.

                   PRO FORMA FINANCIAL STATEMENTS
                 STATEMENT OF ASSETS AND LIABILITIES
                          NOVEMBER 30, 2003

                                                                 DRYDEN GOVERNMENT SECURITIES TRUST
                                                                 ----------------------------------
                                                                     MONEY        U.S. TREASURY         PRO FORMA
                                                                 MARKET SERIES  MONEY MARKET SERIES     COMBINED
                                                                 -------------  -------------------   ------------
ASSETS
Investments, at amortized cost                                    $529,344,555         $348,315,339   $877,659,894
Cash                                                                    69,362               26,377
Receivable for Series shares sold                                    2,418,249            5,259,068
Interest receivable                                                    744,692              251,595        996,287
Other assets                                                            14,428               10,663         25,091
                                                                 -------------  ------------------   -------------

TOTAL ASSETS                                                       532,591,286          353,863,042    886,454,328
                                                                 -------------  -------------------   ------------

LIABILITIES
Payable for Series shares reaquired                                  4,500,644            4,172,065      8,672,709
Accrued expenses and other liabilities                                 526,293              180,696        706,989
Management fee payable                                                 177,803              120,462        298,265
Distribution fee payable                                                53,228               37,034         90,262
Dividends payable                                                       30,399               17,656         48,055
Deferred Trustee's fees                                                 10,514               12,279         22,793
                                                                 -------------  -------------------   ------------
TOTAL LIABILITIES                                                    5,298,881            4,540,192      9,839,073

NET ASSETS                                                        $527,292,405         $349,322,850   $876,615,255
                                                                 =============  ===================   ============

Net Assets were comprised of:
     Shares of beneficial interest, at par ($.01 per share)         $5,272,924           $3,493,229     $8,766,153
     Paid-in capital in excess of par                              522,019,481          345,829,621    867,849,102
                                                                 -------------  -------------------   ------------

NET ASSETS NOVEMBER 30, 2003                                      $527,292,405         $349,322,850   $876,615,255
                                                                 =============  ===================   ============

Class A
--------------------------------------------------------------
Net asset value, offering price and redemption price per share.           1.00                 1.00           1.00
                                                                 =============  ===================   ============

Class Z
--------------------------------------------------------------
Net asset value, offering price and redemption price per share.           1.00                 1.00            1.00
                                                                 =============  ===================   =============


                   See Notes to Pro Forma Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                             STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2003

                                                         DRYDEN GOVERNMENT SECURITIES TRUST
                                                         -----------------------------------
                                                             MONEY          U.S. TREASURY        PRO FORMA           PRO FORMA
                                                         MARKET SERIES   MONEY MARKET SERIES    ADJUSTMENTS          COMBINED
                                                         -------------   -------------------   -------------       ------------
NET INVESTMENT INCOME
Income
   Interest                                                 $7,866,963            $6,092,148                        $13,959,111
                                                         -------------   -------------------                        -----------
Expenses
    Management fee                                           2,375,892             2,052,872                          4,428,764
    Distribution fee - Class A                                 714,954               634,029                          1,348,983
    Transfer agent's fees and expenses                       1,535,000               196,000        $(52,284)(b)      1,678,716
    Custodian's fees and expenses                              112,000               101,000         (45,835)(a)        167,165
    Registration fees                                          100,000                73,000         (35,000)(b)        138,000
    Reports to shareholders                                    142,000                52,000            --              194,000
    Audit fee and expenses                                      27,000                27,000         (27,000)(b)         27,000
    Legal fees and expenses                                     32,000                29,000         (15,000)(b)         46,000
    Trustees' fees                                              15,000                23,000         (23,000)(b)         15,000
    Miscellaneous                                               30,350                12,636          (6,000)(b)         36,986
                                                         -------------   -------------------   -------------       ------------
                    Total Expenses                           5,084,196             3,200,537        (204,119)         8,080,614
                                                         -------------   -------------------                       ------------
Net investment income                                        2,782,767             2,891,611                       5,878,497.20
                                                         -------------   -------------------                       ------------

NET REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS          17,514                95,657                            113,171
                                                         -------------   -------------------                      -------------
NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS                        $2,800,281            $2,987,268                         $5,991,668
                                                         =============   ===================                      =============


----------------------------------------------------------------------
(a) Adjustment to reflect economies of scale
(b) Adjustment to reflect elimination of duplicative expenses.

                   See Notes to Pro Forma Financial Statements

             DRYDEN GOVERNMENT SECURITIES TRUST: MONEY MARKET SERIES
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF COMBINATION - The Pro-Forma Statement of Assets and Liabilities, including the Schedule of Investments at November 30, 2003 and the related Statement of Operations ("Pro Forma Statements") for the year ended November 30, 2003, reflect the accounts of Dryden Government Securities
     Trust: U.S. Treasury Money Market Series, Inc. and Dryden Government Securities Trust: Money Market Series, Inc., each a "Fund."

     The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. in exchange for shares in Dryden Government Securities
     Trust: Money Market Series, Inc. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST - The pro-forma net asset value per share assumes the issuance of additional Class A, and Z shares of Dryden Government Securities Trust: Money Market Series, Inc., which would have been issued on November 30, 2003 in connection with the proposed reorganization. Shareholders of Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. would become shareholders of Dryden Government Securities Trust: Money Market Series, Inc., receiving shares of Dryden Government Securities Trust: Money Market Series, Inc equal to the value of their holdings in Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. The amount of additional shares assumed to be issued has been calculated based on the November 30, 2003 net assets of Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. and Dryden Government Securities Trust: Money Market Series, Inc. the net asset value per share of as follows:

                                                                          NET ASSET VALUE
     DRYDEN GOVERNMENT SECURITIES TRUST:         NET ASSETS                  PER SHARE
            MONEY MARKET SERIES
          ADDITIONAL SHARES ISSUED               11/30/03                    11/30/03
          ------------------------               --------                    --------
     Class A & Z            349,322,850        $349,322,850                   $1.00


3. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Government Securities Trust: Money

     Market Series, Inc. at the combined level of average net assets for the twelve months ended November 30, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS
                                NOVEMBER 30, 2003
                                    UNAUDITED


              PRINCIPAL AMOUNT (000)              DESCRIPTION                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                   U.S.                                                                                     U.S.
                 TREASURY                                                                                 TREASURY
    MONEY          MONEY      PRO-FORMA                                                      MONEY          MONEY        PRO-FORMA
MARKET SERIES  MARKET SERIES  COMBINED                                                   MARKET SERIES  MARKET SERIES    COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                         FEDERAL FARM CREDIT BANK --.01%
         $500        -            $500   5.10%, 4/26/04                                      $507,649           -          $507,649
                                                                                         ------------   -------------  ------------
                                         FEDERAL HOME LOAN BANK --13.6%
        5,160        -           5,160   5.25%, 2/13/04, M.T.N.                             5,202,560           -         5,202,560
        6,000        -           6,000   1.30%, 12/4/03, F.R.N.                             6,000,000           -         6,000,000
        5,000        -           5,000   1.25%, 12/11/03, F.R.N.                            5,000,000           -         5,000,000
       30,000        -          30,000   1.015%, 12/24/03, F.R.N.                          29,992,899           -        29,992,899
       20,000        -          20,000   1.05%, 1/7/04, F.R.N.                             19,997,293           -        19,997,293
       33,000        -          33,000   1.01%, 1/14/04, F.R.N.                            32,990,932           -        32,990,932
          300        -             300   5.35%, 12/1/03                                       300,000           -           300,000
          100        -             100   5.53%, 12/8/03                                       100,081           -           100,081
          100        -             100   5.85%, 12/15/03                                      100,174           -           100,174
          500        -             500   3.26%, 12/19/03                                      500,512           -           500,512
          500        -             500   Zero Coupon, 2/25/04                                 497,514           -           497,514
        1,000        -           1,000   1.25%, 4/15/04                                     1,000,598           -         1,000,598
       10,000        -          10,000   4.875%, 4/16/04                                   10,134,232           -        10,134,232
          250        -             250   1.125%, 5/19/04                                      249,886           -           249,886
        7,000        -           7,000   2.25%, 8/13/04                                     7,054,429           -         7,054,429
                                                                                         ------------   -------------  ------------
                                                                                          119,121,110           -       119,121,110
                                                                                         ------------   -------------  ------------
                                         FEDERAL HOME LOAN MORTGAGE CORPORATION --3.5%
       15,000        -          15,000   1.01%, 12/15/03                                   14,994,108           -        14,994,108
       12,500        -          12,500   0.99%, 12/31/03                                   12,489,688           -        12,489,688
          758        -             758   5.25%, 2/15/04                                       764,254           -           764,254
          750        -             750   5.625%, 3/12/04                                      759,203           -           759,203
        2,000        -           2,000   3.25%, 5/20/04                                     2,016,962           -         2,016,962
                                                                                         ------------   -------------  ------------
                                                                                           31,024,215           -        31,024,215
                                                                                         ------------   -------------  ------------
                                         FEDERAL NATIONAL MORTGAGE ASSOCIATION --10.5%
        3,817        -           3,817   5.125%, 2/13/04, M.T.N.                            3,847,397           -         3,847,397
        6,340        -           6,340   1.0025%, 12/10/03, F.R.N.                          6,338,637           -         6,338,637
       25,000        -          25,000   1.06%, 12/18/03, F.R.N.                           24,995,416           -        24,995,416
       10,500        -          10,500   1.01%, 1/22/04, F.R.N.                            10,499,226           -        10,499,226
       19,000        -          19,000   1.00%, 1/28/04, F.R.N.                            18,995,214           -        18,995,214
        8,000        -           8,000   1.35%, 3/23/04, F.R.N.                             8,000,000           -         8,000,000
        5,138        -           5,138   1.005283%, 1/15/04                                 5,131,544           -         5,131,544
        4,000        -           4,000   1.14%, 2/18/04                                     3,989,993           -         3,989,993
       10,000        -          10,000   6.50%, 8/15/04                                    10,370,154           -        10,370,154
                                                                                         ------------   -------------  ------------
                                                                                           92,167,581           -        92,167,581
                                                                                         ------------   -------------  ------------
                                         UNITED STATES TREASURY BILLS --34.3%
     -              $1,495       1,495   0.825%, 12/18/03                                  -               $1,494,417     1,494,417
     -              30,000      30,000   0.92%, 12/18/03                                   -               29,986,967    29,986,967
     -               2,705       2,705   0.902%, 12/26/03                                  -                2,703,306     2,703,306
     -              64,900      64,900   0.938572%, 12/26/03                               -               64,857,699    64,857,699
     -              75,000      75,000   0.945%, 12/26/03                                  -               74,950,781    74,950,781
     -              19,784      19,784   0.90%, 1/2/04                                     -               19,768,173    19,768,173
     -               5,198       5,198   0.9025%, 1/2/04                                   -                5,193,830     5,193,830
     -              20,465      20,465   0.91%, 1/2/04                                     -               20,448,446    20,448,446
     -              10,571      10,571   0.915%, 1/2/04                                    -               10,562,402    10,562,402
     -                 878         878   0.925%, 1/2/04                                    -                  877,278       877,278
     -               6,931       6,931   0.92%, 1/8/04                                     -                6,924,269     6,924,269
     -               6,702       6,702   0.94%, 1/8/04                                     -                6,695,350     6,695,350
     -              33,225      33,225   0.905%, 1/15/04                                   -               33,187,414    33,187,414
     -               1,000       1,000   0.94%, 1/15/04                                    -                  998,825       998,825
     -              12,000      12,000   0.97%, 1/15/04                                    -               11,985,450    11,985,450
     -              10,000      10,000   0.96%, 1/29/04                                    -                9,984,267     9,984,267
     -                 213         213   1.01%, 2/5/04                                     -                  212,606       212,606
     -                  31          31   1.035%, 2/26/04                                   -                   30,923        30,923
                                                                                         ------------   -------------  ------------
                                                                                           -              300,862,403   300,862,403
                                                                                         ------------   -------------  ------------
                                         UNITED STATES TREASURY NOTES --5.4%
     -              14,465      14,465   2.125%, 2/29/04                                   -               14,553,637    14,553,637
     -              25,000      25,000   3.625%, 3/31/04                                   -               25,202,620    25,202,620
     -               5,000       5,000   3.375%, 4/30/04                                   -                5,043,080     5,043,080
     -               2,607       2,607   5.25%, 5/15/04                                    -                2,653,599     2,653,599
                                                                                         ------------   -------------  ------------
                                                                                           -               47,452,936    47,452,936
                                                                                         ------------   -------------  ------------
                                         REPURCHASE AGREEMENTS --37.2%
       20,000        -          20,000   Bear Stearns, 1.06%, dated 11/24/03,
                                              (cost $20,000,000)                           20,000,000           -        20,000,000

       50,000        -          50,000   Deutsche Bank Securities, Inc., 1.06%, dated
                                              11/26/03, (cost $50,000,000)                 50,000,000           -        50,000,000

       50,000        -          50,000   Greenwich Capital Markets, 1.05%, dated
                                              11/26/03, (cost $50,000,000)                 50,000,000           -        50,000,000

       50,000        -          50,000   JP Morgan Chase Securities, Inc., 1.05%,
                                              dated 11/26/03, (cost $50,000,000)           50,000,000           -        50,000,000

       66,524        -          66,524   Joint Repurchase Agreement (Note 4), 1.07%,
                                              dated 11/28/03, (cost $66,524,000)           66,524,000           -        66,524,000

       50,000        -          50,000   Merrill Lynch & Co., Inc., 1.04%, dated
                                              11/28/03, (cost $50,000,000)                 50,000,000           -        50,000,000
                                                                                         ------------   -------------  ------------
                                                                                          286,524,000           -       286,524,000
                                                                                         ------------   -------------  ------------

                                          TOTAL INVESTMENTS --100.1%
                                           (AMORTISED COST $877,659,894)                 $529,344,555     348,315,339  $877,659,894
                                                                                         ------------   -------------  ------------
                                          Liabilities in excess of other assets (0.1)%    ($2,052,150)      1,007,511   ($1,044,639)
                                                                                         ------------   -------------  ------------
                                          NET ASSETS --100%                              $527,292,405    $349,322,850  $876,615,255
                                                                                         ============   =============  ============

------------------------------
F.R.N. -- Floating Rate Note.
M.T.N. -- Medium Term Note.

                           ANNUAL REPORT
                           NOVEMBER 30, 2002

PRUDENTIAL
GOVERNMENT SECURITIES TRUST/
MONEY MARKET SERIES &
U.S. TREASURY MONEY MARKET SERIES

                           FUND TYPE
                           Money market

                           OBJECTIVES
                           Money Market Series: High current income, preservation of capital, and maintenance of liquidity.

                           U.S. Treasury Money Market Series:
                           High current income consistent with the
                           preservation of principal and liquidity.

                           This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                           The views expressed in this report and
                           information about the Trust's portfolio
                           holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                     (LOGO)

Prudential Government Securities Trust

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objectives of the Money Market
Series (the Series) are high current income, preservation of capital, and maintenance of liquidity. The Series invests in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S.
government, its agencies, or instrumentalities.
The U.S. government's guarantee applies only to the underlying securities of this Series, and not to the value of the Series' shares. There can be no assurance that the Series will achieve its investment objectives.

The investment objective of the U.S. Treasury
Money Market Series (the Series) is high current income consistent with the preservation of principal and liquidity. The Series invests exclusively in U.S. Treasury obligations with effective remaining maturities of 13 months or less. The U.S. government's guarantee applies only to the underlying securities of this Series, and not to the value of the Series' shares. There can be no assurance that the Series will achieve its investment objective.

               www.prudential.com  (800) 225-1852

Annual Report  November 30, 2002

Fund Facts                                                    As of 11/30/02
                         7-Day        Net Asset    Weighted Avg.    Net Assets
Money Market Series   Current Yld.*  Value (NAV)    Mat. (WAM)      (Millions)
Class A                  0.82%          $1.00         75 Days          $608
Class Z                  0.94%          $1.00         75 Days          $ 23
iMoneyNet, Inc.
Govt Agency Avg.**       0.79%          $1.00         57 Days           N/A

* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Money Market
Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money
Market Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Series.
** iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc.
Government Agency Average as of November 26,
2002, the closest date to the end of our reporting period.

Fund Facts                                As of 11/30/02
U.S. Treasury            7-Day        Net Asset    Weighted Avg.    Net Assets
Money Market Series   Current Yld.*  Value (NAV)    Mat. (WAM)      (Millions)
Class A                  0.97%          $1.00        63 Days           $382
Class Z                  1.09%          $1.00        63 Days           $  6
iMoneyNet, Inc.
100% U.S. Treasuries
Avg.**                   0.88%          $1.00        65 Days            N/A

* Yields will fluctuate from time to time, and
past performance is not indicative of future
results. An investment in the U.S. Treasury
Money Market Series is not insured or
guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the U.S. Treasury Money Market Series
seeks to preserve the value of your investment
at $1.00 per share, it is possible to lose
money by investing in the U.S. Treasury Money
Market Series.
** iMoneyNet, Inc. reports a seven-day current
yield, NAV, and WAM on Tuesdays. This is the
data of all funds in the iMoneyNet, Inc. 100%
U.S. Treasuries Average as of November 26,
2002, the closest date to the end of our
reporting period.
                                     1

(LOGO)                                   January 15, 2003

DEAR SHAREHOLDER,
The fiscal year of the Money Market Series and the U.S. Treasury Money Market Series ended
November 30, 2002.  This was a time of
dwindling confidence in riskier financial assets and growing interest in investment alternatives that provide relative safety of principal and liquidity. The conservative shift in market sentiment is not surprising in light of doubts about the resilience of the U.S.
economic recovery, the rash of corporate governance scandals at major U.S. companies, and the growing threat of war between the United States and Iraq.

Concern about the staying power of the economic recovery encouraged a trend toward lower market interest rates. Declining market interest rates naturally reduced the level of income earned in money funds, including each Series. Nevertheless, the Government Securities Trust management team's interest-rate strategy and its analysis of the supply/demand dynamics of money market securities helped each Series provide competitive yields during our fiscal year.

On the following pages, the team discusses its investment choices in light of developments in the money markets that had a significant impact on the performance of each Series. Thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,

David R. Odenath, Jr., President
Prudential Government Securities Trust

Prudential Government Securities Trust  Money Market Series

Annual Report  November 30, 2002

INVESTMENT ADVISER'S REPORT

MONEY MARKET SERIES
During our fiscal year that began December 1, 2001, we strove to have a mix of short-term debt securities that enhanced the Series' income stream and allowed the Series to respond promptly to changing conditions in the money markets. It was important to have an investment strategy that afforded much flexibility as historically low interest rates and growing demand for conservative assets made the search for attractively priced money market securities more challenging.

The Series initially held a large exposure to securities whose rates adjusted daily based on the federal funds rate--the rate that banks charge each other for overnight loans. It also held a sizable amount of federal agency securities due in six months to one year. We reasoned that if an economic recovery in 2002 prompted the Federal Reserve (the Fed) to increase short-term interest rates, our daily adjustable-rate securities would reset to higher levels and boost the Series' income stream.
However, if deteriorating economic conditions in 2002 led the Fed to continue its campaign to lower short-term rates, the Series would benefit from the fact that we had locked in yields on six-month and one-year securities before rates moved even lower.

Economic conditions improved in early 2002,
aided by repeated reductions in short-term
rates during 2001. There was speculation that
the Fed would soon begin to increase short-term
rates to prevent the economy from growing too
rapidly and boosting inflation. Anticipation of
tighter monetary policy led investors to
require higher yields (and lower prices) on
money market securities. In early February
2002, we locked in higher yields on federal
agency issues maturing in six months to one
year. Money market yields continued to rise
until mid-March 2002.
                                    3

Prudential Government Securities Trust  Money Market Series

Annual Report  November 30, 2002

Concerns about weak corporate profits and doubts about the quality of corporate financial reporting caused some investors who traditionally buy corporate obligations to purchase federal agency securities that are considered to be safer. This growing demand for more conservative assets made federal agency securities relatively expensive compared to lower-quality money market issues in which this Series does not invest.

LESS EXPOSURE TO ADjUSTABLE-RATE SECURITIES
The trend toward lower market interest rates resumed in the spring of 2002, reflecting a shift in the outlook for monetary policy. The
Fed no longer needed to increase short-term rates because economic growth slowed dramatically in the spring due to less vigorous consumer spending and a continued weakness in business investment. This data encouraged belief the Fed could afford to wait until the second half of 2002 to boost short-term rates.

In the summer of 2002, the outlook for monetary policy changed again. Concern that the economy might lapse into a so-called "double-dip" recession and a sell-off in stocks aggravated by the deepening corporate governance scandals encouraged belief that the Fed would soon lower short-term rates to stimulate growth.
Consequently, money market yields continued to decline during the summer. We reinvested proceeds from our maturing adjustable-rate securities into repurchase agreements, an alternative short-term investment vehicle. We also bought debt issues due in two to three months and federal agency securities scheduled to mature in 13 months that could be retired early (or called) by their issuers in three months. Purchasing callable securities enhanced the Series' income stream as they were priced attractively compared to noncallable federal agency issues.

             www.prudential.com  (800) 225-1852

Anticipation of easier monetary policy drove money market yields even lower in the autumn of 2002. The long-anticipated move finally occurred in early November 2002 as Fed policymakers voted to reduce short-term rates by another half of a percentage point. This lowered the target for the federal funds rate to 1.25%. In explaining their actions, the central bankers noted that geopolitical risks and other factors hurt spending, production, and employment.

LOOKING AHEAD
The economic outlook still remains uncertain, particularly in light of the possibility of war between the United States and Iraq and a continued reluctance of businesses to make significant new investments. Until economic growth is on a firm foundation, the Fed will be disinclined to increase the target for the federal funds rate. In that case, the current low-interest-rate environment could persist for most of 2003.

Prudential Government Securities Trust  U.S. Treasury Money Market Series

Annual Report  November 30, 2002

INVESTMENT ADVISER'S REPORT
U.S. TREASURY MONEY MARKET SERIES
In shaping our investment strategy for our fiscal year that began December 1, 2001, we considered several key developments. Among these were the liquidity needs of our shareholders that typically shift at certain times of the year, as well as the changing outlook for monetary policy in the United States. In addition, there was a growing preference for U.S. Treasury money market securities as accounting scandals at major firms caused even greater concern about the quality of corporate financial reporting. There was also a considerable rise in the issuance of some U.S. Treasury bills, which are sold by the federal government at a discount to their face value.

We began our fiscal year by investing primarily in Treasury securities scheduled to mature throughout January and February 2002. Our laddered maturity approach prepares the Series to meet the greater liquidity needs of its shareholders at the start of each calendar year.

The economy had also begun to recover in early
2002, helped by repeated reductions in short-term interest rates during 2001. Improving economic conditions led to speculation that the Federal Reserve (the Fed) would soon begin to take back some of its rate cuts to prevent the economy from expanding too fast and boosting inflation. Consequently, investors required higher yields (and lower prices) on Treasuries in the one-year sector. We took advantage of this development by locking in attractive yields on one-year Treasuries during the first quarter of 2002. Purchasing them helped the Series even more than we expected as their prices rallied later in our reporting period, reflecting a shift in the outlook for monetary policy.

SAFE HAVEN SOUGHT IN U.S. TREASURIES
Although the economy expanded rapidly in the first three months of 2002, growth slowed dramatically in the second quarter, hurt by less vigorous consumer spending and a continued weakness in business investment. This data
           www.prudential.com  (800) 225-1852

encouraged belief that the Fed could afford to wait until the second half of 2002 to boost short-term rates. With monetary policy now expected to remain on hold in the spring of 2002, investors were willing to accept lower yields on Treasuries due in one year. We invested primarily in Treasuries maturing in six months because at that time we believed their yields compared favorably with yields on one-year Treasuries.

In addition to the struggling economic
recovery, market participants had to contend in the summer of 2002 with another round of corporate governance scandals that focused primarily on WorldCom, a telecommunications firm. This turn of events further undermined investor confidence in corporate accounting and reporting practices. Not surprisingly, the flight-to-quality trend that was evident earlier in our reporting period continued as many traditional buyers of commercial paper
(corporate debt obligations that mature in 270 days or less) sought refuge in Treasuries for their relative safety.

FOCUS ON U.S. TREASURY BILLS HELPED THE SERIES
We primarily invested in Treasury bills
maturing in one, three, or six months as opposed to Treasury notes and bonds due in six months or less. The Department of the Treasury has greatly increased its issuance of bills to help finance the nation's first federal budget deficit in several years. The federal deficit increased due to a combination of tax cuts, the economic downturn in 2001, and increased government spending on security measures following the terrorist attacks on the United
States on September 11, 2001.

Because of their greater supply, Treasury bills
yielded more than Treasury notes and bonds with
the same time left to maturity. Indeed, we took
profits on some of the Series' Treasury notes
and bonds and bought more attractively priced
bills. We continued to emphasize Treasury bills
throughout the
                               7

Prudential Government Securities Trust  U.S. Treasury Money Market Series

Annual Report  November 30, 2002

remainder of our reporting period as money market yields declined even further because the Fed was expected to resume cutting short-term rates to support the faltering economic recovery.

The widely anticipated move came in early
November 2002 when Fed policymakers voted to reduce short-term rates by another half of a percentage point. This lowered the target for the federal funds rate (what banks charge each other to borrow money overnight) to 1.25%. In explaining their actions, the central bankers noted that geopolitical risks and other factors hurt spending, production, and employment.

LOOKING AHEAD
The economic outlook still remains uncertain, particularly in light of the possibility of war between the United States and Iraq and a continued reluctance of businesses to make significant new investments. Until economic growth is on a firm foundation, the Fed will be disinclined to increase the target for the federal funds rate. In that case, the current low-interest-rate environment could persist for most of 2003.

Thank you for investing in Prudential money market funds.

Prudential Government Securities Trust Management Team

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2002

Principal
Amount
(000)        Description                                             Value (Note 1)
- -----------------------------------------------------------------------------------------
Federal Farm Credit Bank  10.3%
$   65,000   1.514%, 12/9/02, F.R.N.                                 $   64,958,162
- -------------------------------------------------------------------------------------
Federal Home Loan Bank  28.0%
    20,000   1.547%, 12/4/02, F.R.N.                                     20,012,250
    17,000   1.621%, 12/11/02, F.R.N.                                    16,999,779
     7,000   1.66%, 12/15/02, F.R.N.                                      6,999,991
       250   6.21%, 12/30/02                                                250,762
    54,550   5.125%, 1/13/03                                             54,762,129
     1,700   5.61%, 1/21/03                                               1,709,085
       500   6.20%, 1/21/03                                                 502,621
    27,000   2.81%, 4/11/03                                              27,000,000
     8,500   4.50%, 5/15/03                                               8,565,414
     1,500   7.25%, 5/15/03                                               1,530,058
       250   5.91%, 7/2/03                                                  255,079
     1,000   4.50%, 7/7/03                                                1,012,641
    25,000   1.86%, 11/3/03                                              25,000,000
    12,000   1.60%, 12/16/03                                             12,000,000
                                                                     --------------
                                                                        176,599,809
- -------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation  11.5%
    35,000   1.75%, 12/5/03, M.T.N.                                      35,000,000
    24,500   7.375%, 5/15/03                                             25,005,670
    12,500   4.50%, 6/15/03                                              12,623,057
                                                                     --------------
                                                                         72,628,727
- -------------------------------------------------------------------------------------
Federal National Mortgage Association  19.8%
     4,000   6.30%, 12/13/02, M.T.N.                                      4,005,824
    18,000   1.26%, 12/2/02, F.R.N.                                      17,999,924
    59,000   1.288%, 12/2/02, F.R.N.                                     58,999,508
     5,000   1.586%, 1/10/03, F.R.N.                                      5,001,444
     1,420   6.80%, 1/10/03                                               1,427,105
    30,245   5.25%, 1/15/03                                              30,373,271
     1,000   5.75%, 4/15/03                                               1,010,650
     6,000   3.125%, 11/15/03                                             6,064,312
                                                                     --------------
                                                                        124,882,038

    See Notes to Financial Statements                                      9

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2002 Cont'd.

Principal
Amount
(000)        Description                                             Value (Note 1)
- -----------------------------------------------------------------------------------------
Student Loan Marketing Association  1.8%
$    8,000   2.25%, 7/2/03, M.T.N.                                   $    7,999,162
     3,000   1.258%, 12/3/02, F.R.N.                                      2,999,750
                                                                     --------------
                                                                         10,998,912
- -------------------------------------------------------------------------------------
Repurchase Agreements(a)  29.3%
    16,620   Credit Suisse First Boston, Inc., 1.31%, dated
              11/25/02, due 12/2/02 in the amount of $16,624,233
              (cost $16,620,000; the value of the collateral
              including interest was $16,955,095)                        16,620,000
    22,000   Deutsche Bank, 1.28%, dated 11/20/02, due 12/31/02 in
              the amount of $22,032,071 (cost $22,000,000; the
              value of the collateral including interest was
              $22,440,000)                                               22,000,000
    58,489   Greenwich Capital Markets, 1.35%, dated 11/29/02, due
              12/4/02 in the amount of $58,499,967 (cost
              $58,489,000; the value of the collateral including
              interest was $59,659,252)                                  58,489,000
    32,972   JP Morgan Chase Securities, Inc., 1.36%, dated
              11/27/02, due 12/2/02 in the amount of $32,978,228
              (cost $32,972,000; the value of the collateral
              including interest was $33,632,326)                        32,972,000
    54,792   Merrill Lynch & Co., Inc., 1.35%, dated 11/26/02, due
              12/3/02 in the amount of $54,806,383 (cost
              $54,792,000; the value of the collateral including
              interest was $55,892,696)                                  54,792,000
                                                                     --------------
                                                                        184,873,000
                                                                     --------------
             Total Investments  100.7%
              (amortized cost $634,940,648(b))                          634,940,648
             Liabilities in excess of other assets  (0.7%)               (4,354,089)
                                                                     --------------
             Net Assets  100%                                        $  630,586,559
                                                                     --------------
                                                                     --------------

- ------------------------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 2002.
M.T.N.--Medium Term Note.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
    10                                     See Notes to Financial Statements

     Prudential Government Securities Trust     U.S. Treasury Money Market
Series
             Portfolio of Investments as of November 30, 2002

Principal
Amount
(000)        Description                                             Value (Note 1)
- -----------------------------------------------------------------------------------------
United States Treasury Bills  70.8%
$   45,451   1.20%, 12/5/02                                          $   45,444,940
     5,396   1.615%, 12/12/02                                             5,393,337
    25,000   1.641%, 12/12/02                                            24,987,465
    75,000   1.196%, 12/19/02                                            74,955,161
     3,660   1.20%, 12/19/02                                              3,657,804
       603   1.55%, 12/19/02                                                602,532
     2,157   1.20%, 1/2/03                                                2,154,699
       792   1.535%, 1/9/03                                                 790,683
    54,846   1.63%, 1/9/03                                               54,749,151
    34,870   1.61%, 1/16/03                                              34,798,265
    10,607   1.688%, 1/16/03                                             10,584,128
     3,404   1.66%, 1/23/03                                               3,395,681
     7,672   1.648%, 3/6/03                                               7,638,646
     5,108   1.47%, 3/27/03                                               5,083,805
                                                                     --------------
                                                                        274,236,297
- -------------------------------------------------------------------------------------
United States Treasury Notes  28.6%
    15,000   4.75%, 1/31/03                                              15,063,010
    20,000   5.50%, 1/31/03                                              20,125,393
    11,818   6.25%, 2/15/03                                              11,929,997
    28,752   4.25%, 3/31/03                                              28,914,351
    10,000   5.75%, 4/30/03                                              10,129,164
     1,855   4.25%, 5/31/03                                               1,872,454
    22,397   3.00%, 11/30/03                                             22,740,361
                                                                     --------------
                                                                        110,774,730
                                                                     --------------
             Total Investments  99.4%
              (amortized cost $385,011,027(a))                          385,011,027
             Other assets in excess of liabilities  0.6%                  2,257,459
                                                                     --------------
             Net Assets  100%                                        $  387,268,486
                                                                     --------------
                                                                     --------------

- ------------------------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.
    See Notes to Financial Statements                                     11

     Prudential Government Securities Trust     As of November 30, 2002
             Statement of Assets and Liabilities

                                                                     U.S. Treasury
                                                        Money            Money
                                                    Market Series    Market Series
- ----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost                      $ 450,067,648    $ 385,011,027
Repurchase agreements                                 184,873,000               --
Cash                                                          434           14,782
Receivable for Series shares sold                       3,119,746        4,431,619
Interest receivable                                     2,961,956        1,457,392
Other assets                                               15,052            7,644
                                                    -------------    -------------
      Total assets                                    641,037,836      390,922,464
                                                    -------------    -------------
LIABILITIES
Payable for Series shares reacquired                    9,523,201        3,232,620
Accrued expenses and other liabilities                    544,398          179,644
Management fee payable                                    209,470          127,021
Dividends payable                                         100,936           64,034
Distribution fee payable                                   62,770           39,102
Deferred trustee's fees                                    10,502           11,557
                                                    -------------    -------------
      Total liabilities                                10,451,277        3,653,978
                                                    -------------    -------------
NET ASSETS                                          $ 630,586,559    $ 387,268,486
                                                    -------------    -------------
                                                    -------------    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01
   per share)                                       $   6,305,866    $   3,872,685
   Paid-in capital in excess of par                   624,280,693      383,395,801
                                                    -------------    -------------
Net assets, November 30, 2002                       $ 630,586,559    $ 387,268,486
                                                    -------------    -------------
                                                    -------------    -------------
Class A:
   Net asset value, offering price and redemption
      price per share ($607,584,410 / 607,584,410
      shares of beneficial interest issued and
      outstanding)                                          $1.00
                                                    -------------
                                                    -------------
      ($381,741,218 / 381,741,218 shares of
      beneficial interest issued and outstanding)                            $1.00
                                                                     -------------
                                                                     -------------
Class Z:
   Net asset value, offering price and redemption
      price per share ($23,002,149 / 23,002,149
      shares of beneficial interest issued and
      outstanding)                                          $1.00
                                                    -------------
                                                    -------------
      ($5,527,268 / 5,527,268 shares of
      beneficial interest issued and outstanding)                            $1.00
                                                                     -------------
                                                                     -------------

    12                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Year Ended November 30, 2002
             Statement of Operations

                                                                       U.S. Treasury
                                                          Money            Money
                                                      Market Series    Market Series
- ------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                            $12,243,154      $ 9,318,058
                                                      -------------    -------------
Expenses
   Management fee                                        2,559,597        1,992,068
   Distribution fee--Class A                               765,136          615,629
   Transfer agent's fees and expenses                    1,220,000          180,000
   Reports to shareholders                                 100,000           45,000
   Custodian's fees and expenses                            80,000           77,000
   Registration fees                                        80,000           96,000
   Legal fees and expenses                                  30,000           30,000
   Audit fee                                                26,000           26,000
   Trustees' fees                                           18,000           38,000
   Insurance expense                                         7,000            4,000
   Miscellaneous                                             3,789              849
                                                      -------------    -------------
      Total expenses                                     4,889,522        3,104,546
                                                      -------------    -------------
Net investment income                                    7,353,632        6,213,512
                                                      -------------    -------------
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions               108,891          327,216
                                                      -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                           $ 7,462,523      $ 6,540,728
                                                      -------------    -------------
                                                      -------------    -------------

    See Notes to Financial Statements                                     13

     Prudential Government Securities Trust     Money Market Series
             Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                             --------------------------------------
                                                   2002                 2001
- -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   7,353,632        $  23,518,776
   Net realized gain on investment
      transactions                                   108,891              527,197
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              7,462,523           24,045,973
                                             -----------------    -----------------
Dividends and distributions (Note 1)
      Class A                                     (7,104,781)         (22,530,088)
      Class Z                                       (357,742)          (1,515,885)
                                             -----------------    -----------------
                                                  (7,462,523)         (24,045,973)
                                             -----------------    -----------------
Series share transactions(a) (Note 5)
   Net proceeds from shares subscribed           898,494,487          934,125,110
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                7,518,194           24,198,242
   Cost of shares reacquired                    (914,652,030)        (915,939,192)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Series share transactions              (8,639,349)          42,384,160
                                             -----------------    -----------------
Total increase (decrease)                         (8,639,349)          42,384,160
NET ASSETS
Beginning of year                                639,225,908          596,841,748
                                             -----------------    -----------------
End of year                                    $ 630,586,559        $ 639,225,908
                                             -----------------    -----------------
                                             -----------------    -----------------
- ------------------------------
(a) At $1.00 per share for the Money Market Series.

    14                                     See Notes to Financial Statements

     Prudential Government Securities Trust     U.S. Treasury Money Market
Series
             Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                             --------------------------------------
                                                   2002                 2001
- -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $     6,213,512      $    17,679,546
   Net realized gain on investment
      transactions                                    327,216              622,876
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                               6,540,728           18,302,422
                                             -----------------    -----------------
Dividends and distributions (Note 1)
      Class A                                      (6,462,685)         (18,074,466)
      Class Z                                         (78,043)            (227,956)
                                             -----------------    -----------------
                                                   (6,540,728)         (18,302,422)
                                             -----------------    -----------------
Series share transactions(a) (Note 5)
   Net proceeds from shares subscribed          2,921,203,514        2,860,134,638
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 6,027,099           16,133,100
   Cost of shares reacquired                   (3,049,069,855)      (2,737,823,725)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Series share transactions             (121,839,242)         138,444,013
                                             -----------------    -----------------
Total increase (decrease)                        (121,839,242)         138,444,013
NET ASSETS
Beginning of year                                 509,107,728          370,663,715
                                             -----------------    -----------------
End of year                                   $   387,268,486      $   509,107,728
                                             -----------------    -----------------
                                             -----------------    -----------------

- ------------------------------
(a) At $1.00 per share for the U.S. Treasury Money Market Series.
    See Notes to Financial Statements                                     15

     Prudential Government Securities Trust
             Notes to Financial Statements

      Prudential Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of two series: the Money Market Series and the U.S. Treasury Money Market Series (each a "Series"); the monies of each series are invested in separate, independently managed portfolios. The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity by investing primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature in 13 months or less. The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity by investing exclusively in U.S. Treasury obligations that mature in 13 months or less.

Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Fund are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund's expenses are allocated to the respective Series on the basis of relative net assets except for Series specific expenses which are allocated at a Series or class level.
    16

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Fund declares daily dividends from net
investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and realized capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Federal Income Taxes: For federal income tax purposes, each Series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ("PI"). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly based on the average daily net assets of each Series. With respect to the Money Market Series, the management fee is payable as follows: .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of the average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. With respect to the U.S. Treasury Money Market Series, the management fee is payable at an annual rate of .40 of 1% of the average daily net assets of the Series.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the "Class A Plan"), regardless of expenses actually incurred by PIM. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of .125 of 1% of each Series' Class A average daily net assets.
                                                                          17

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended November 30, 2002, the Fund incurred fees of approximately $956,200 and $177,400, respectively, for the Money Market Series and U.S. Treasury Money Market Series. As of November 30, 2002, approximately $75,900 and $11,000 of such fees were due to PMFS, respectively, for the Money Market Series and U.S. Treasury Money Market Series.

Note 4. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized capital gains (losses) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains on investments. For the year ended November 30, 2002, the adjustments were to decrease net realized gains on investments and increase net investment income by $108,891 and $327,216, respectively for the Money Market Series and US Treasury Money Market Series.

      For the year ended November 30, 2002, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $7,462,253 and $6,540,728 for the Money Market Series and U.S. Treasury Money Market Series respectively, was ordinary income. As of November 30, 2002, the Fund had no distributable earnings.

Note 5. Capital
The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for sale to a limited group of investors. Each Series has authorized an unlimited number of shares of beneficial interest at $.01 par value.

      Transactions in shares of beneficial interest and dollars for the Money Market Series were as follows:
    18

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

                                                          Year Ended November 30,
                                                    -----------------------------------
                                                          2002                2001
                                                    -----------------    --------------
Class A
- -------------------------------------------------
Shares sold                                               860,460,410       895,915,040
Shares issued in reinvestment of dividends and
  distributions                                             7,153,338        22,663,664
Shares reacquired                                        (868,067,278)     (868,848,233)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding                (453,530)       49,730,471
                                                    -----------------    --------------
                                                    -----------------    --------------
Class Z
- -------------------------------------------------
Shares sold                                                38,034,077        38,210,070
Shares issued in reinvestment of dividends and
  distributions                                               364,856         1,534,578
Shares reacquired                                         (46,584,752)      (47,090,959)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding              (8,185,819)       (7,346,311)
                                                    -----------------    --------------
                                                    -----------------    --------------

      Transactions in shares of beneficial interest and dollars for the U.S. Treasury Money Market Series were as follows:

                                                          Year Ended November 30,
                                                    -----------------------------------
                                                          2002                2001
                                                    -----------------    --------------
Class A
- -------------------------------------------------
Shares sold                                             2,917,283,152     2,849,735,502
Shares issued in reinvestment of dividends and
  distributions                                             5,947,387        15,905,262
Shares reacquired                                      (3,043,851,561)   (2,728,432,735)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding            (120,621,022)      137,208,029
                                                    -----------------    --------------
                                                    -----------------    --------------
Class Z
- -------------------------------------------------
Shares sold                                                 3,920,362        10,399,136
Shares issued in reinvestment of dividends and
  distributions                                                79,712           227,838
Shares reacquired                                          (5,218,294)       (9,390,990)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding              (1,218,220)        1,235,984
                                                    -----------------    --------------
                                                    -----------------    --------------

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2002
- ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
                                                                -----------------
Net investment income and net realized gain on investment
transactions                                                            0.012
Dividends and distributions                                            (0.012)
                                                                -----------------
Net asset value, end of year                                        $   1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                         1.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 607,585
Average net assets (000)                                            $ 612,109
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.77%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.64%
   Net investment income                                                 1.14%

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    20                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                       Class A
- -------------------------------------------------------------------------------------
                               Year Ended November 30,
- -------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
- -------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------
       0.039                0.053                0.042                0.048
      (0.039)              (0.053)              (0.042)              (0.048)
- ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------
        4.04%                5.43%                4.31%                4.87%
    $608,038             $558,307             $576,868             $590,004
    $589,136             $559,103             $594,266             $589,649
        0.83%                0.91%                0.90%                0.80%
        0.70%                0.79%                0.77%                0.67%
        3.82%                5.35%                4.23%                4.77%

    See Notes to Financial Statements                                     21

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2002
- ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 1.000
                                                                    --------
Net investment income and net realized gain on investment
   transactions                                                        0.013
Dividends and distributions                                           (0.013)
                                                                    --------
Net asset value, end of year                                         $ 1.000
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        1.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $23,002
Average net assets (000)                                             $27,790
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              0.64%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              0.64%
   Net investment income                                                1.27%

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    22                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                       Class Z
- -------------------------------------------------------------------------------------
                               Year Ended November 30,
- -------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
- -------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
    --------             --------             --------             --------
       0.040                0.054                0.044                0.049
      (0.040)              (0.054)              (0.044)              (0.049)
    --------             --------             --------             --------
    $  1.000             $  1.000             $  1.000             $  1.000
    --------             --------             --------             --------
    --------             --------             --------             --------
        4.16%                5.56%                4.44%                5.00%
    $ 31,188             $ 38,534             $ 41,546             $ 26,901
    $ 37,641             $ 34,243             $ 32,984             $ 19,236
        0.70%                0.79%                0.77%                0.67%
        0.70%                0.79%                0.77%                0.67%
        4.03%                5.48%                4.38%                4.89%

    See Notes to Financial Statements                                     23

     Prudential Government Securities Trust     U.S. Treasury Money Market
Series
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2002
- ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
Net investment income and net realized gain on investment
transactions                                                            0.013
Dividends and distributions                                            (0.013)
                                                                -----------------
Net asset value, end of year                                        $   1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          1.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 381,741
Average net assets (000)                                            $ 492,503
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.63%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.50%
   Net investment income                                                 1.25%

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Reflects overall Series ratio for investment income and non-class specific expenses.
    24                                     See Notes to Financial Statements

     Prudential Government Securities Trust     U.S. Treasury Money Market
Series
             Financial Highlights Cont'd.

                                       Class A
- -------------------------------------------------------------------------------------
                               Year Ended November 30,
- -------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
- -------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
       0.038                0.052                0.041                0.046
      (0.038)              (0.052)              (0.041)              (0.046)
- ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------
        4.01%                5.27%                4.19%                4.66%
    $502,362             $365,154             $321,641             $336,985
    $444,533             $396,454             $383,772             $420,140
        0.62%(b)             0.61%                0.63%                0.63%
        0.49%(b)             0.48%                0.51%                0.51%
        3.92%(b)             5.09%                4.08%                4.57%

    See Notes to Financial Statements                                     25

     Prudential Government Securities Trust     U.S. Treasury Money Market
Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2002
- ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 1.000
Net investment income and net realized gain on investment
   transactions                                                        0.014
Dividends and distributions                                           (0.014)
                                                                     -------
Net asset value, end of year                                         $ 1.000
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                         1.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 5,527
Average net assets (000)                                             $ 5,514
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              0.50%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              0.50%
   Net investment income                                                1.37%

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Figure is actual and not rounded to nearest thousand.
(c) Reflects overall Series ratio for investment income and non-class specific expenses.
    26                                     See Notes to Financial Statements

     Prudential Government Securities Trust     U.S. Treasury Money Market
Series
             Financial Highlights Cont'd.

                                       Class Z
- -------------------------------------------------------------------------------------
                               Year Ended November 30,
- -------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
- -------------------------------------------------------------------------------------
     $1.000               $1.000               $1.000               $1.000
      0.040                0.053                0.043                0.049
     (0.040)              (0.053)              (0.043)              (0.049)
    -------              -------              -------              -------
     $1.000               $1.000               $1.000               $1.000
    -------              -------              -------              -------
    -------              -------              -------              -------
       4.14%                5.40%                4.37%                5.05%
     $6,746               $5,510               $2,013               $  211(b)
     $5,870               $2,191               $1,942               $  209(b)
       0.49%(c)             0.48%                0.51%                0.51%
       0.49%(c)             0.48%                0.51%                0.51%
       4.04%(c)             5.31%                4.19%                4.91%

    See Notes to Financial Statements                                     27

     Prudential Government Securities Trust
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the "Fund") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 15, 2003
    28

     Prudential Government Securities Trust
             Federal Income Tax Information (Unaudited)

      We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 34.60% of the dividends paid by the Money Market Series* and 100% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

      Shortly after the close of the calendar year ended December 31, 2002, you will be advised as to the federal tax status of the dividends you received in calendar year 2002.

      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
* Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.
                                                                          29

   Prudential Government Securities Trust
             Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists of the Trust and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                              Term of Office
                                                and Length
                                Position         of Time
Name, Address** and Age         With Trust      Served***
--------------------------------------------------------------
Eugene C. Dorsey (75)           Trustee         Since 1996















Delayne Dedrick Gold (64)       Trustee         Since 1981

Thomas T. Mooney (61)           Trustee         Since 1996















Stephen P. Munn (60)            Trustee         Since 1999










                                             www.prudential.com (800) 225-1852

                                  Number of
                                Portfolios in
                                Fund Complex            Other
    Principal Occupations        Overseen by     Directorships Held
     During Past 5 Years           Trustee       by the Trustee****
----------------------------------------------------------------------
Retired President, Chief             80        Director (since 1996)
Executive Officer and Trustee                  of First Financial
of the Gannett Foundation (now                 Fund, Inc. and Director
Freedom Forum) (since December                 (since 1996) of The
1989); formerly Publisher of                   High Yield Plus Fund,
four Gannett newspapers and                    Inc.
Vice President of Gannett Co.,
Inc.; Chairman of Independent
Sector, Washington, D.C.
(largest national coalition of
philanthropic organizations);
Chairman of the American
Council for the Arts; Director
of the Advisory Board of Chase
Manhattan Bank of Rochester.

Marketing Consultant.                88

Chief Executive Officer, the         97        Director, President and
Rochester Business Alliance,                   Treasurer (since 1986)
formerly President of the                      of First Financial
Greater Rochester Metro                        Fund, Inc. and Director
Chamber of Commerce; Rochester                 (since 1988) of The
City Manager; formerly Deputy                  High Yield Plus Fund,
Monroe County Executive;                       Inc.
Trustee of Center for
Governmental Research, Inc.;
Director of Blue Cross of
Rochester and Executive
Service Corps of Rochester;
Director of the Rochester
Individual Practice
Association.

Formerly Chief Executive             72        Chairman of the Board
Officer (1988-2001) and                        (since January 1994)
President of Carlisle                          and Director (since
Companies Incorporated.                        1988) of Carlisle
                                               Companies Incorporated
                                               (manufacturer of
                                               industrial products);
                                               Director of Gannett Co.
                                               Inc. (publishing and
                                               media).

                                                                           31

   Prudential Government Securities Trust
             Management of the Trust (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time
Name, Address** and Age         With Trust      Served***
--------------------------------------------------------------
Richard A. Redeker (59)         Trustee         Since 1995





Nancy H. Teeters (72)           Trustee         Since 1996









Louis A. Weil, III (61)         Trustee         Since 1991












                                             www.prudential.com (800) 225-1852

                                  Number of
                                Portfolios in
                                Fund Complex            Other
    Principal Occupations        Overseen by     Directorships Held
     During Past 5 Years           Trustee       by the Trustee****
----------------------------------------------------------------------
Formerly Management Consultant       72
of Invesmart, Inc. (August
2001-October 2001); formerly
employee of PI (October
1996-December 1998)

Economist; formerly Vice             71
President and Chief Economist
of International Business
Machines Corporation; formerly
Director of Inland Steel
Industries (July 1984-1999),
formerly Governor of The
Federal Reserve (September
1978-June 1984).

Formerly Chairman (January           72
1999-July 2000), President and
Chief Executive Officer
(January 1996-July 2000) and
Director (since September
1991) of Central Newspapers,
Inc.; formerly Chairman of the
Board (January 1996-July
2000), Publisher and Chief
Executive Officer (August
1991-December 1995) of Phoenix
Newspapers, Inc.

  Prudential Government Securities Trust
             Management of the Trust (Unaudited) Cont'd.

       Interested Trustees

                                              Term of Office
                                                and Length
                                Position         of Time
Name, Address** and Age         With Trust      Served***
--------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996
                                President
                                and Trustee

























*David R. Odenath, Jr. (45)     President       Since 1999
                                and Trustee







    34
                                             www.prudential.com (800) 225-1852

                                  Number of
                                Portfolios in
                                Fund Complex            Other
    Principal Occupations        Overseen by     Directorships Held
     During Past 5 Years           Trustee       by the Trustee****
----------------------------------------------------------------------
Executive Vice President and         112       Vice President and
Chief Administrative Officer                   Director (since May
(since June 1999) of PI;                       1989) of The Asia
Executive Vice President and                   Pacific Fund, Inc.
Treasurer (since January 1996)
of PI; President (since April
1999) of Prudential Investment
Management Services LLC
(PIMS); Corporate Vice
President (since September
1997) of The Prudential
Insurance Company of America
(Prudential); formerly Senior
Vice President (March 1987-May
1999) of Prudential Securities
Incorporated (Prudential
Securities); formerly Chief
Administrative Officer (July
1989-September 1996), Director
(January 1989-September 1996)
and Executive Vice President,
Treasurer and Chief Financial
Officer (June 1987-December
1996) of PMF; Vice President
and Director (since May 1992)
of Nicholas-Applegate Fund,
Inc.

President, Chief Executive           115
Officer and Chief Operating
Officer (since June 1999) of
PI; Senior Vice President
(since June 1999) of
Prudential; formerly Senior
Vice President (August
1993-May 1999) of PaineWebber
Group, Inc.

                                                                           35

    Prudential Government Securities Trust
             Management of the Trust (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time
Name, Address** and Age         With Trust      Served***
--------------------------------------------------------------
*Judy A. Rice (55)              Vice            Since 2000
                                President
                                and Trustee








      Information pertaining to the officers of the Trust who are not Trustees is set forth below.

       Officers

                                              Term of Office
                                                and Length
                                Position         of Time
Name, Address** and Age         With Trust      Served***
--------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1996
                                and
                                Principal
                                Financial
                                and
                                Accounting
                                Officer

Deborah A. Docs (45)            Secretary       Since 1996





Marguerite E.H. Morrison (46)   Assistant       Since 2002
                                Secretary















    36
                                             www.prudential.com (800) 225-1852

                                  Number of
                                Portfolios in
                                Fund Complex            Other
    Principal Occupations        Overseen by     Directorships Held
     During Past 5 Years           Trustee       by the Trustee****
----------------------------------------------------------------------
Executive Vice President             111
(since 1999) of PI; formerly
various positions to Senior
Vice President (1992-1999) of
Prudential Securities; and
various positions to Managing
Director (1975-1992) of
Salomon Smith Barney; Member
of Board of Governors of the
Money Management Institute.







    Principal Occupations
     During Past 5 Years
-----------------------------------------------------------------
Senior Vice President (since
January 2000) of PI; formerly
First Vice President (December
1996-January 2000) of PIFM and
First Vice President (March
1993-1999) of Prudential
Securities.

Vice President and Corporate
Counsel (since January 2001)
of Prudential; Vice President
and Assistant Secretary (since
December 1996) of PI.

Vice President and Chief Legal
Officer - Mutual Funds and
Unit Investment Trusts (since
August 2000) of Prudential;
Senior Vice President and
Assistant Secretary (since
February 2001) of PI; Vice
President and Assistant
Secretary of PIMS (since
October 2001), previously Vice
President and Associate
General Counsel (December 1996
-February 2001) of PI and Vice
President and Associate
General Counsel (September
1987 - September 1996) of
Prudential Securities.

                                                                           37

   Prudential Government Securities Trust
             Management of the Trust (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time
Name, Address** and Age         With Trust      Served***
- ------------------------------------------------------------
Maryanne Ryan (38)              Anti-Money      Since 2002
                                Laundering
                                Compliance
                                Officer

- ------------------

    * "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Trustees and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      "public companies") or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    38
                                             www.prudential.com (800) 225-1852



    Principal Occupations
     During Past 5 Years
----------------------------------------------------------------------
Vice President, Prudential
(since November 1998), First
Vice President, Prudential
Securities (March 1997 - May
1998).

Prudential Government Securities Trust

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
- -----------------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
          www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
- ----------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Government Securities Trust

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Government Securities Trust

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so.
Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable.
Should you have any questions, you may want to consult a tax adviser.

        www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Series Symbols                Nasdaq      CUSIP
Money Market Series  Class A  PBGXX     744342205
                     Class Z  PGZXX     744342403
U.S. Treasury
Money Market Series  Class A  PUSXX     744342304
                     Class Z  PTZXX     744342502
MF100E             IFS-A076924

                                              SEMIANNUAL REPORT
                                              MAY 31, 2003

DRYDEN
GOVERNMENT SECURITIES TRUST/
MONEY MARKET SERIES &
U.S. TREASURY MONEY MARKET SERIES

(Formerly known as Prudential Government Securities Trust)

FUND TYPE
Money market

OBJECTIVES
Money Market Series: High current income, preservation of capital, and maintenance of liquidity.

U.S. Treasury Money Market Series:
High current income consistent with the
preservation of principal and liquidity.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust's portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company of America.          (LOGO)

Dryden Government Securities Trust

Performance at a Glance

FUND OBJECTIVE--MONEY MARKET SERIES
The investment objective of the Money Market Series
(the Series) is high current income, preservation of capital, and maintenance of liquidity. There can be no assurance that the Series will achieve its investment objective.

    Fund Facts                                         As of 5/31/03
    Money Market Series

                         7-Day         Net Asset    Weighted Avg.  Net Assets
                     Current Yield*   Value (NAV)    Mat. (WAM)    (Millions)
Class A                  0.46%           $1.00         63 Days       $587
Class Z                  0.59%           $1.00         63 Days       $ 25
iMoneyNet, Inc.
Gov't Agency Avg.**      0.54%           $1.00         52 Days       N/A

*Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Money Market Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market
Series.

**iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Government Agency
Average as of May 27, 2003; the closest date to the end of our reporting period.

                            www.jennisondryden.com    (800) 225-1852

Semiannual Report    May 31, 2003

FUND OBJECTIVE--U.S. TREASURY MONEY MARKET SERIES
The investment objective of the U.S. Treasury Money
Market Series (the Series) is high current income consistent with the preservation of principal and liquidity. There can be no assurance that the Series will achieve its investment objective.

    Fund Facts                                     As of 5/31/03
    U.S. Treasury Money Market Series

                               7-Day         Net Asset   Weighted Avg.  Net Assets
                            Current Yield*  Value (NAV)   Mat. (WAM)    (Millions)
Class A                         0.52%          $1.00       74 Days        $434
Class Z                         0.64%          $1.00       74 Days        $  6
iMoneyNet, Inc.
100% U.S. Treasuries Avg.**     0.50%          $1.00       65 Days         N/A

*Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the U.S. Treasury Money Market Series is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
Although the U.S. Treasury Money Market Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the U. S. Treasury Money Market Series.

**iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. 100% U.S. Treasuries
Average as of May 27, 2003; the closest date to the end of our reporting period.

                                       July 15, 2003

DEAR SHAREHOLDER,
Stock markets in the United States and abroad posted their best quarterly gains in 4 1/2 years in June 2003 and the U.S. bond market rally continued. This has encouraged a sense of cautious optimism among investors. We welcome these developments, but regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs.

Whether you are investing for your retirement, your children's education, or some other goal, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you. JennisonDryden equity funds are managed by Jennison Associates and Quantitative
Management. Prudential Fixed Income manages the
JennisonDryden fixed income and money market funds.

A diversified asset allocation strategy is a disciplined approach to investing that may help you make more consistent progress toward your goals.
We recommend that you develop a personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

I was named president of the Dryden Government
Securities Trust in March 2003. Thank you for your confidence in JennisonDryden mutual funds. We look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Dryden Government Securities Trust/Money Market Series
Dryden Government Securities Trust/U.S. Treasury Money Market Series

       Dryden Government Securities Trust        Money Market Series
             Portfolio of Investments as of May 31, 2003 (Unaudited)

Principal
Amount
(000)        Description                                             Value (Note 1)
- -----------------------------------------------------------------------------------------
Federal Farm Credit Bank  10.6%
$   65,000   1.185%, 4/7/04, F.R.N.                                  $   64,973,607
- -------------------------------------------------------------------------------------
Federal Home Loan Bank  22.3%
     7,000   1.099%, 9/15/03, F.R.N.                                      6,999,997
    30,000   1.214%, 11/24/04, F.R.N.                                    29,989,279
       250   5.91%, 7/2/03                                                  250,739
     1,000   4.50%, 7/7/03                                                1,002,087
     2,000   5.125%, 9/15/03                                              2,022,105
       265   5.19%, 10/20/03                                                268,975
       300   5.35%, 12/1/03                                                 306,068
       100   5.53%, 12/8/03                                                 102,194
       100   5.85%, 12/15/03                                                102,446
     5,000   1.36%, 4/5/04                                                5,000,000
    15,500   1.35%, 4/6/04                                               15,500,000
    10,000   1.40%, 4/13/04                                              10,000,000
    10,000   4.875%, 4/16/04                                             10,313,535
     6,200   1.40%, 5/10/04                                               6,200,000
     9,000   1.35%, 5/12/04                                               8,994,945
    10,000   1.40%, 5/12/04                                              10,000,000
     3,000   1.40%, 6/2/04                                                3,000,000
    15,000   1.30%, 6/7/04                                               15,000,000
     5,000   1.32%, 6/9/04                                                5,000,000
     6,000   1.30%, 6/28/04                                               6,000,000
                                                                     --------------
                                                                        136,052,370
- -------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation  2.5%
    12,500   4.50%, 6/15/03                                              12,508,790
     1,000   3.50%, 9/15/03                                               1,006,398
     2,000   3.25%, 5/20/04                                               2,035,113
                                                                     --------------
                                                                         15,550,301
- -------------------------------------------------------------------------------------
Federal National Mortgage Association  27.5%
    10,000   1.24%, 7/22/03, F.R.N.                                       9,999,495
    25,000   1.13%, 8/1/03, F.R.N.                                       24,997,014
    10,500   1.169%, 1/22/04, F.R.N.                                     10,496,501
    50,000   1.31%, 1/29/04, F.R.N.                                      50,000,000
     9,175   1.12%, 7/1/03                                                9,166,437
    12,000   1.18%, 7/1/03                                               11,988,200
    30,000   1.19%, 8/1/03                                               29,940,500
     2,485   4.00%, 8/15/03                                               2,498,755
    13,129   1.15%, 9/2/03                                               13,090,381
     6,000   3.125%, 11/15/03                                             6,030,774
                                                                     --------------
                                                                        168,208,057

    See Notes to Financial Statements                                      3

       Dryden Government Securities Trust        Money Market Series
             Portfolio of Investments as of May 31, 2003 (Unaudited) Cont'd.

Principal
Amount
(000)        Description                                             Value (Note 1)
- -----------------------------------------------------------------------------------------
Student Loan Marketing Association  1.3%
$    8,000   2.25%, 7/2/03, M.T.N.                                   $    7,999,878
- -------------------------------------------------------------------------------------
Repurchase Agreements(a)  44.2%
    60,000   Bank America, 1.26%, dated 5/27/03, due 6/03/03 in
              the amount of $60,014,700 (cost $60,000,000; the
              value of the collateral including interest was
              $61,200,001)                                               60,000,000
    61,000   Credit Suisse First Boston, Inc., 1.27%, dated
              5/27/03, due 6/02/03 in the amount of $61,012,912
              (cost $61,000,000; the value of the collateral
              including interest was $62,223,354)                        61,000,000
    25,000   Greenwich Capital Markets, 1.26%, dated 5/29/03, due
              6/26/03 in the amount of $25,024,500 (cost
              $25,000,000; the value of the collateral including
              interest was $25,501,307)                                  25,000,000
    26,000   Joint Repurchase Agreement (Note 4), 1.36%, dated
              5/30/03, due 6/02/03 in the amount of $26,002,947
              (cost $26,000,000; the value of the collateral
              including interest was $26,520,297)                        26,000,000
    28,773   Merrill Lynch, 1.30%, dated 5/29/03, due 6/02/03 in
              the amount of $28,777,156 (cost $28,773,000; the
              value of the collateral including interest was
              $29,352,212)                                               28,773,000
    11,077   Merrill Lynch, 1.31%, dated 5/30/03, due 6/06/03 in
              the amount of $11,079,822 (cost $11,077,000; the
              value of the collateral including interest was
              $11,300,885)                                               11,077,000
    30,000   Morgan Stanley, 1.30%, dated 5/29/03, due 6/02/03 in
              the amount of $30,004,333 (cost $30,000,000; the
              value of the collateral including interest was
              $30,600,000)                                               30,000,000
    28,481   Morgan Stanley, 1.28%, dated 5/28/03, due 6/04/03 in
              the amount of $28,488,089 (cost $28,481,000; the
              value of the collateral including interest was
              $29,050,621)                                               28,481,000
                                                                     --------------
                                                                        270,331,000
                                                                     --------------
             Total Investments  108.4%
              (amortized cost $663,115,213(b))                          663,115,213
             Liabilities in excess of other assets  (8.4)%              (51,454,856)
                                                                     --------------
             Net Assets  100%                                        $  611,660,357
                                                                     --------------
                                                                     --------------

- ------------------------------
F.R.N.-- Floating Rate Note. The interest rate reflected is the rate in effect at May 31, 2003.
M.T.N.--Medium Term Note.

(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

    4                                      See Notes to Financial Statements

  Dryden Government Securities Trust        U.S. Treasury Money Market Series
             Portfolio of Investments as of May 31, 2003 (Unaudited)

Principal
Amount
(000)        Description                                             Value (Note 1)
- -----------------------------------------------------------------------------------------
United States Treasury Bills  82.7%
$   18,305   1.16%, 6/13/03                                          $   18,297,922
    50,000   1.0825%, 6/19/03                                            49,972,937
    50,000   1.09285%, 6/19/03                                           49,972,679
    17,745   1.10%, 6/19/03                                              17,735,240
    25,000   1.105%, 6/19/03                                             24,986,188
       137   1.16%, 6/26/03                                                 136,890
    38,667   1.15%, 7/3/03                                               38,627,474
    10,000   1.15%, 7/17/03                                               9,985,306
    10,000   1.18%, 7/17/03                                               9,984,922
    20,000   1.1675%, 7/24/03                                            19,965,623
       144   1.17%, 7/24/03                                                 143,752
     9,948   1.08%, 7/31/03                                               9,930,094
    15,000   1.16%, 7/31/03                                              14,971,000
    25,000   1.095%, 8/7/03                                              24,949,052
    25,000   1.10%, 8/7/03                                               24,948,819
       468   1.16%, 8/7/03                                                  466,990
    25,000   1.07%, 8/14/03                                              24,945,014
    24,325   1.16%, 8/14/03                                              24,266,998
                                                                     --------------
                                                                        364,286,900
- -------------------------------------------------------------------------------------
United States Treasury Notes  17.2%
    42,397   3.00%, 11/30/03                                             42,745,535
    25,000   3.625%, 3/31/04                                             25,509,062
     5,000   3.375%, 4/30/04                                              5,095,290
     2,607   5.25%, 5/15/04                                               2,704,970
                                                                     --------------
                                                                         76,054,857
                                                                     --------------
             Total Investments  99.9%
              (amortized cost $440,341,757(a))                          440,341,757
             Other assets in excess of liabilities  0.1%                    310,124
                                                                     --------------
             Net Assets  100%                                        $  440,651,881
                                                                     --------------
                                                                     --------------
- ------------------------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

    See Notes to Financial Statements                                      5

       Dryden Government Securities Trust        As of May 31, 2003
             Statement of Assets and Liabilities (Unaudited)

                                                                     U.S. Treasury
                                                        Money            Money
                                                    Market Series    Market Series
- ----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost                      $ 663,115,213    $ 440,341,757
Cash                                                           --            1,009
Receivable for Series shares sold                       4,720,929        6,663,287
Interest receivable                                       874,199          813,945
Other assets                                                9,443            5,676
                                                    -------------    -------------
      Total assets                                    668,719,784      447,825,674
                                                    -------------    -------------
LIABILITIES
Payable for investments purchased                      49,030,881               --
Payable for Series shares reacquired                    7,314,809        6,766,837
Accrued expenses and other liabilities                    330,401          136,228
Management fee payable                                    208,158          153,402
Dividends payable                                          68,719           57,421
Distribution fee payable                                   62,511           47,279
Payable to Custodian                                       33,079               --
Deferred trustee's fees                                    10,869           12,626
                                                    -------------    -------------
      Total liabilities                                57,059,427        7,173,793
                                                    -------------    -------------
NET ASSETS                                          $ 611,660,357    $ 440,651,881
                                                    -------------    -------------
                                                    -------------    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01
   per share)                                       $   6,116,604    $   4,406,519
   Paid-in capital in excess of par                   605,543,753      436,245,362
                                                    -------------    -------------
Net assets, May 31, 2003                            $ 611,660,357    $ 440,651,881
                                                    -------------    -------------
                                                    -------------    -------------
Class A:
   Net asset value, offering price and redemption
      price per share ($586,848,833 / 586,848,833
      shares of beneficial interest issued and
      outstanding)                                          $1.00
                                                    -------------
                                                    -------------
      ($434,368,309 / 434,368,309 shares of
      beneficial interest issued and outstanding)                            $1.00
                                                                     -------------
                                                                     -------------
Class Z:
   Net asset value, offering price and redemption
      price per share ($24,811,524 / 24,811,524
      shares of beneficial interest issued and
      outstanding)                                          $1.00
                                                    -------------
                                                    -------------
      ($6,283,572 / 6,283,572 shares of
      beneficial interest issued and outstanding)                            $1.00
                                                                     -------------
                                                                     -------------

    6                                      See Notes to Financial Statements

       Dryden Government Securities Trust        Six Months Ended May 31, 2003
             Statement of Operations (Unaudited)

                                                                       U.S. Treasury
                                                          Money            Money
                                                      Market Series    Market Series
- ------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                            $ 4,615,849      $ 3,962,210
                                                      -------------    -------------
Expenses
   Management fee                                        1,220,557        1,223,486
   Distribution fee--Class A                               368,847          378,669
   Transfer agent's fees and expenses                      825,000          112,000
   Reports to shareholders                                  50,000           13,000
   Registration fees                                        45,000           45,000
   Custodian's fees and expenses                            40,000           39,000
   Legal fees and expenses                                  15,000           15,000
   Audit fee                                                13,000           13,000
   Trustees' fees                                            8,000            9,000
   Insurance expense                                         6,000            3,000
   Miscellaneous                                             3,751              369
                                                      -------------    -------------
      Total expenses                                     2,595,155        1,851,524
                                                      -------------    -------------
Net investment income                                    2,020,694        2,110,686
                                                      -------------    -------------
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                 5,398           54,962
                                                      -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                           $ 2,026,092      $ 2,165,648
                                                      -------------    -------------
                                                      -------------    -------------

    See Notes to Financial Statements                                      7

       Dryden Government Securities Trust        Money Market Series
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               May 31, 2003       November 30, 2002
- -----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                       $   2,020,694        $   7,353,632
   Net realized gain on investment
      transactions                                     5,398              108,891
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              2,026,092            7,462,523
                                             -----------------    -----------------
Dividends and distributions (Note 1)
      Class A                                     (1,947,808)          (7,104,781)
      Class Z                                        (78,284)            (357,742)
                                             -----------------    -----------------
                                                  (2,026,092)          (7,462,523)
                                             -----------------    -----------------
Series share transactions(a) (Note 5)
   Net proceeds from shares subscribed           482,769,885          898,494,487
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                2,009,200            7,518,194
   Cost of shares reacquired                    (503,705,287)        (914,652,030)
                                             -----------------    -----------------
   Net decrease in net assets from Series
      share transactions                         (18,926,202)          (8,639,349)
                                             -----------------    -----------------
Total decrease                                   (18,926,202)          (8,639,349)
NET ASSETS
Beginning of period                              630,586,559          639,225,908
                                             -----------------    -----------------
End of period                                  $ 611,660,357        $ 630,586,559
                                             -----------------    -----------------
                                             -----------------    -----------------
- ------------------------------
(a) At $1.00 per share for the Money Market Series.

    8                                      See Notes to Financial Statements

 Dryden Government Securities Trust        U.S. Treasury Money Market Series
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               May 31, 2003       November 30, 2002
- -----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                      $     2,110,686      $     6,213,512
   Net realized gain on investment
      transactions                                     54,962              327,216
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                               2,165,648            6,540,728
                                             -----------------    -----------------
Dividends and distributions (Note 1)
      Class A                                      (2,141,837)          (6,462,685)
      Class Z                                         (23,811)             (78,043)
                                             -----------------    -----------------
                                                   (2,165,648)          (6,540,728)
                                             -----------------    -----------------
Series share transactions(a) (Note 5)
   Net proceeds from shares subscribed          3,193,182,816        2,921,203,514
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 1,821,493            6,027,099
   Cost of shares reacquired                   (3,141,620,914)      (3,049,069,855)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Series share transactions               53,383,395         (121,839,242)
                                             -----------------    -----------------
Total increase (decrease)                          53,383,395         (121,839,242)
NET ASSETS
Beginning of period                               387,268,486          509,107,728
                                             -----------------    -----------------
End of period                                 $   440,651,881      $   387,268,486
                                             -----------------    -----------------
                                             -----------------    -----------------
- ------------------------------
(a) At $1.00 per share for the U.S. Treasury Money Market Series.

    See Notes to Financial Statements                                      9

       Dryden Government Securities Trust
             Notes to Financial Statements (Unaudited)

      Dryden Government Securities Trust (the "Fund"), formerly known as Prudential Government Securities Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of two series: the Money Market Series and the U.S. Treasury Money Market Series (each a "Series"); the monies of each series are invested in separate, independently managed portfolios. The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity by investing primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature in 13 months or less. The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity by investing exclusively in U.S. Treasury obligations that mature in 13 months or less.

Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. The Fund's expenses are allocated to the respective Series on the basis of relative net assets except for Series specific expenses which are allocated at a Series or class level.

       Dryden Government Securities Trust
             Notes to Financial Statements (Unaudited) Cont'd.

      Dividends and Distributions:    The Series declare daily dividends from
net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and realized capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Federal Income Taxes:    For federal income tax purposes, each Series of
the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ("PI"). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly based on the average daily net assets of each Series. With respect to the Money Market Series, the management fee is payable as follows: .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of the average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. With respect to the U.S. Treasury Money Market Series, the management fee is payable at an annual rate of .40 of 1% of the average daily net assets of the Series.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the "Class A Plan"), regardless of expenses actually incurred by PIM. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

       Dryden Government Securities Trust
             Notes to Financial Statements (Unaudited) Cont'd.

      Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of 0.125 of 1% of each Series' Class A average daily net assets.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended May 31, 2003, the Fund incurred fees of approximately $420,200 and $111,600, respectively, for the Money Market Series and U.S. Treasury Money Market Series. As of May 31, 2003, approximately $70,900 and $16,800 of such fees were due to PMFS, respectively, for the Money Market Series and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Joint Repurchase Agreement Account
The Money Market Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2003, the Money Market Series had a 11.70% undivided interest in the joint account. The undivided interest for the Fund represents $26,000,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Greenwich Capital Markets, Inc., 1.37%, in the principal amount of $74,084,000, repurchase price $74,092,458, due 6/2/03. The value of the collateral including accrued interest was $75,567,236.

      SBC Warburg Asia Limited, 1.36%, in the principal amount of $74,084,000, repurchase price $74,092,396, due 6/2/03. The value of the collateral including accrued interest was $75,565,882.

      J.P. Morgan Chase, 1.35%, in the principal amount of $74,084,000, repurchase price $74,092,334, due 6/2/03. The value of the collateral including accrued interest was $75,566,458.

Note 5. Capital
The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for

       Dryden Government Securities Trust
             Notes to Financial Statements (Unaudited) Cont'd.

sale to a limited group of investors. Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value.

      Transactions in shares of beneficial interest for the Money Market Series were as follows:

                                                    Six Months Ended       Year Ended
                                                         May 31,          November 30,
Class A                                                   2003                2002
- -------------------------------------------------   -----------------    --------------
Shares sold                                               474,109,902       860,460,410
Shares issued in reinvestment of dividends and
  distributions                                             1,929,443         7,153,338
Shares reacquired                                        (496,774,922)     (868,067,278)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding             (20,735,577)         (453,530)
                                                    -----------------    --------------
                                                    -----------------    --------------
Class Z
- -------------------------------------------------
Shares sold                                                 8,659,983        38,034,077
Shares issued in reinvestment of dividends and
  distributions                                                79,757           364,856
Shares reacquired                                          (6,930,365)      (46,584,752)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding               1,809,375        (8,185,819)
                                                    -----------------    --------------
                                                    -----------------    --------------

      Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series were as follows:

                                                    Six Months Ended       Year Ended
                                                         May 31,          November 30,
Class A                                                   2003                2002
- -------------------------------------------------   -----------------    --------------
Shares sold                                             3,191,639,962     2,917,283,152
Shares issued in reinvestment of dividends and
  distributions                                             1,797,696         5,947,387
Shares reacquired                                      (3,140,810,567)   (3,043,851,561)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding              52,627,091      (120,621,022)
                                                    -----------------    --------------
                                                    -----------------    --------------
Class Z
- -------------------------------------------------
Shares sold                                                 1,542,854         3,920,362
Shares issued in reinvestment of dividends and
  distributions                                                23,797            79,712
Shares reacquired                                            (810,347)       (5,218,294)
                                                    -----------------    --------------
Net increase (decrease) in shares outstanding                 756,304        (1,218,220)
                                                    -----------------    --------------
                                                    -----------------    --------------

       Dryden Government Securities Trust        Money Market Series
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                    May 31, 2003
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  1.000
                                                                  ----------------
Net investment income and net realized gain on investment
transactions                                                             0.003
Dividends and distributions                                             (0.003)
                                                                  ----------------
Net asset value, end of period                                        $  1.000
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          0.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $586,849
Average net assets (000)                                              $591,777
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.85%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.73%(b)
   Net investment income                                                  0.66%(b)

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for period less than one full year is not annualized.
(b) Annualized.

    14                                     See Notes to Financial Statements

       Dryden Government Securities Trust        Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
- ----------------------------------------------------------------------------------------------------------
                                         Year Ended November 30,
- ----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
- ----------------------------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
       0.012                0.039                0.053                0.042                0.048
      (0.012)              (0.039)              (0.053)              (0.042)              (0.048)
- ----------------     ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------     ----------------
        1.19%                4.04%                5.43%                4.31%                4.87%
    $607,585             $608,038             $558,307             $576,868             $590,004
    $612,109             $589,136             $559,103             $594,266             $589,649
        0.77%                0.83%                0.91%                0.90%                0.80%
        0.64%                0.70%                0.79%                0.77%                0.67%
        1.14%                3.82%                5.35%                4.23%                4.77%

    See Notes to Financial Statements                                     15

       Dryden Government Securities Trust        Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                    May 31, 2003
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  1.000
                                                                      --------
Net investment income and net realized gain on investment
   transactions                                                          0.004
Dividends and distributions                                             (0.004)
                                                                      --------
Net asset value, end of period                                        $  1.000
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                          0.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 24,812
Average net assets (000)                                              $ 20,178
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.73%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.73%(b)
   Net investment income                                                  0.78%(b)

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for period less than one full year is not annualized.
(b) Annualized.

    16                                     See Notes to Financial Statements

       Dryden Government Securities Trust        Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
- ----------------------------------------------------------------------------------------------------------
                                         Year Ended November 30,
- ----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
- ----------------------------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
       0.013                0.040                0.054                0.044                0.049
      (0.013)              (0.040)              (0.054)              (0.044)              (0.049)
- ----------------     ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------     ----------------
        1.32%                4.16%                5.56%                4.44%                5.00%
    $ 23,002             $ 31,188             $ 38,534             $ 41,546             $ 26,901
    $ 27,790             $ 37,641             $ 34,243             $ 32,984             $ 19,236
        0.64%                0.70%                0.79%                0.77%                0.67%
        0.64%                0.70%                0.79%                0.77%                0.67%
        1.27%                4.03%                5.48%                4.38%                4.89%

    See Notes to Financial Statements                                     17

 Dryden Government Securities Trust        U.S. Treasury Money Market Series
                 Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                    May 31, 2003
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  1.000
                                                                  ----------------
Net investment income and net realized gain on investment
transactions                                                             0.003
Dividends and distributions                                             (0.003)
                                                                  ----------------
Net asset value, end of period                                        $  1.000
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           0.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $434,368
Average net assets (000)                                              $607,535
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.61%(c)
   Expenses, excluding distribution and service (12b-1) fees              0.48%(c)
   Net investment income                                                  0.71%(c)


- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for period less than one full year is not annualized.
(b) Reflects overall Series ratio for investment income and non-class specific expenses.
(c) Annualized.

    18                                     See Notes to Financial Statements

 Dryden Government Securities Trust        U.S. Treasury Money Market Series
                  Financial Highlights (Unaudited) Cont'd.

                                                 Class A
- ----------------------------------------------------------------------------------------------------------
                                         Year Ended November 30,
- ----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
- ----------------------------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
       0.013                0.038                0.052                0.041                0.046
      (0.013)              (0.038)              (0.052)              (0.041)              (0.046)
- ----------------     ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------     ----------------
        1.32%                4.01%                5.27%                4.19%                4.66%
    $381,741             $502,362             $365,154             $321,641             $336,985
    $492,503             $444,533             $396,454             $383,772             $420,140
        0.63%                0.62%(b)             0.61%                0.63%                0.63%
        0.50%                0.49%(b)             0.48%                0.51%                0.51%
        1.25%                3.92%(b)             5.09%                4.08%                4.57%

    See Notes to Financial Statements                                     19

 Dryden Government Securities Trust        U.S. Treasury Money Market Series
                  Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                    May 31, 2003
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  1.000
                                                                  ----------------
Net investment income and net realized gain on investment
   transactions                                                          0.004
Dividends and distributions                                             (0.004)
                                                                  ----------------
Net asset value, end of period                                        $  1.000
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           0.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  6,284
Average net assets (000)                                              $  5,889
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.48%(d)
   Expenses, excluding distribution and service (12b-1) fees              0.48%(d)
   Net investment income                                                  0.84%(d)

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for period less than one full year is not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Reflects overall Series ratio for investment income and non-class specific expenses.
(d) Annualized.

    20                                     See Notes to Financial Statements

 Dryden Government Securities Trust        U.S. Treasury Money Market Series
                 Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
- ----------------------------------------------------------------------------------------------------------
                                         Year Ended November 30,
- ----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
- ----------------------------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
       0.014                0.040                0.053                0.043                0.049
      (0.014)              (0.040)              (0.053)              (0.043)              (0.049)
- ----------------     ----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000             $  1.000
- ----------------     ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------     ----------------
        1.45%                4.14%                5.40%                4.37%                5.05%
    $  5.527             $  6,746             $  5,510             $  2,013             $    211(b)
    $  5,514             $  5,870             $  2,191             $  1,942             $    209(b)
        0.50%                0.49%(c)             0.48%                0.51%                0.51%
        0.50%                0.49%(c)             0.48%                0.51%                0.51%
        1.37%                4.04%(c)             5.31%                4.19%                4.91%

    See Notes to Financial Statements                                     21
                          www.jennisondryden.com    (800) 225-1852

FOR MORE INFORMATION

JennisonDryden Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
David E.A. Carson
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
Stephen P. Munn
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Deborah A. Docs, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Series Symbols                 Nasdaq      CUSIP
- --------------                 ------      -----
Money Market Series    Class A  PBGXX    262434301
                       Class Z  PGZXX    262434400
U.S. Treasury
Money Market Series    Class A  PUSXX    262434608
                       Class Z  PTZXX    262434707

The views expressed in this report and
information about the Trust's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2003, were not audited and, accordingly, no auditor's opinion is expressed on them.

MUTUAL FUNDS:

    ARE NOT INSURED BY THE FDIC OR ANY FEDERAL    MAY LOSE VALUE    ARE NOT A DEPOSIT OF OR GUARANTEED BY
    GOVERNMENT AGENCY                                               ANY BANK OR ANY BANK AFFILIATE

(LOGO)



Series Symbols                 Nasdaq     CUSIP
- --------------                 ------     -----
Money Market Series    Class A  PBGXX    262434301
                       Class Z  PGZXX    262434400
U.S. Treasury
Money Market Series    Class A  PUSXX    262434608
                       Class Z  PTZXX    262434707


MF100E2    IFS-A081649

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

    Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder and shall reimburse such shareholder for all expenses reasonably related thereto.

    As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to
Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, an individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust) may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the Investment Company Act and pursuant to Section 10 of the Distribution Agreement (Exhibit 6(e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, in the performance of its duties, willful misfeasance or reckless disregard of duties. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 10 of the Distribution Agreement are hereby incorporated by reference in their entirety. The Trust has purchased an insurance policy insuring its officers and Trustees against certain liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and Trustees under certain circumstances.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC
(PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16. EXHIBITS.

(1) (a) Declaration of Trust as amended and restated on September 6, 1988 of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on
     Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

     (b) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2,
     1998 (File No. 2-74139).

     (c) Amendment to Declaration of Trust, dated July 7, 2003. (filed herewith)

     (d) Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

     (e) Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

     (f) Amended Certificate of Designation dated February 21, 1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).

     (g) Amended and Restated Certificate of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 2-74139).

(2)  Amended and Restated By-Laws of the Registrant. (filed herewith).

(3)  Not Applicable.

(4) Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. (c)(1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 2-74139).

     (b) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money Market Series. Incorporated by reference to Exhibit No. (c)(2) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 2-74139).

     (c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

(6) (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment
     No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

     (b) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment
     No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

     (c) Amendment to Subadvisory Agreement dated November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).

(7) (a) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

     (b) Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

(8)  Not Applicable.

(9)  (a) Custodian Agreement between the Registrant and State Street
     Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

     (b) Amendment to Custodian Agreement dated February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).

     (c) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 2002 (File No. 2-74139).

     (d) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(4) to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 2002 (File No. 2-74139).

(10) (a) Distribution and Service Plan for Class A Shares, dated
     December 20, 1990, as amended and restated on July 1, 1993 and August 1, 1995 (Money Market Series and U.S. Treasury Money Market Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).

     (b) Distribution and Service Plan for Class A Shares, dated July 26, 1995, as amended and restated on July 1, 1993 and August 1, 1995 (Short-Intermediate Term Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000
     (File No. 2-74139).

     (c) Distribution Plan for Class S shares of U.S. Treasury Money Market Series. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 2-74139).

     (d) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.

     (e) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money Market Series and Short-Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A via EDGAR on February 4, 1997
     (File No. 2-74139).

     (f) Rule 18f-3 Plan for U.S. Treasury Money Market Series dated
     August 15, 2002. Incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 2-74139).

(11) Opinion and Consent of Sullivan & Worcester to be filed by amendment.

(12) Opinion and Consent of Shearman & Sterling LLP regarding tax matters to be filed by amendment.

(13) Not Applicable.

(14) Consent of independent accountants to be filed by amendment.

(15) Not Applicable.

(16) (a) Powers of attorney. Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 32 to the Registration Statement on Form N1-A filed via EDGAR on January 28, 2003 (File No. 2-74139).

     (b) Powers of attorney for Delayne Dedrick Gold and Thomas T. Mooney (filed herewith).

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended November 30, 2002. Incorporated by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 26, 2003.

     (b) Form of Proxy (filed herewith).

ITEM 17.  UNDERTAKINGS

     1. The Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the ____ day of January, 2004.

                                  DRYDEN GOVERNMENT SECURITIES TRUST


                                  By:                    *
                                      -----------------------------------------
                                      Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            SIGNATURE                 TITLE                            DATE
            ---------                 -----                            ----
               *
------------------------------        Trustee
     Delayne Dedrick Gold


               *
------------------------------        Vice President and Trustee
        Robert F. Gunia


               *
------------------------------        Trustee
       Robert E. La Blanc


               *
------------------------------        Trustee
        Thomas T. Mooney


               *
------------------------------        Trustee
       Richard A. Redeker


               *
------------------------------        President and Trustee
          Judy A. Rice


               *
------------------------------        Trustee
         Robin B. Smith


               *
------------------------------        Trustee
        Louis A. Weil, III

               *
------------------------------        Treasurer and Principal Financial and
        Grace C. Torres                 Accounting Officer



By: /s/ Jonathan D. Shain
------------------------------
        Jonathan D. Shain
        (Attorney-in-Fact)


                                                               January   , 2004

                                 EXHIBIT INDEX



Exhibit        Description
-------        -----------
(1) (c)        Amendment to Declaration of Trust, dated July 7, 2003.

(2)            Amended and Restated By-Laws of the Registrant.

(16)(b)        Powers of Attorney for Delayne D. Gold and Thomas T. Mooney

(17)(b)        Form of Proxy
